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                                                                   Exhibit 10.12

                                 TRUST INDENTURE

                                     BETWEEN

                    MISSISSIPPI BUSINESS FINANCE CORPORATION

                                       AND

         STANDARD FEDERAL-CORPORATE AND INSTITUTIONAL TRUST, A DIVISION
                OF LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE


                                 JANUARY 1, 2004

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                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.     Definitions............................................................................4

                                   ARTICLE II

                      DESCRIPTION, AUTHORIZATION, MANNER OF
                     EXECUTION, AUTHENTICATION, REGISTRATION
                              AND TRANSFER OF BONDS

SECTION 2.01.     Authorization of Bonds................................................................13
SECTION 2.02.     Series 2004 Bonds.....................................................................13
SECTION 2.03.     Redemption............................................................................14
SECTION 2.04.     Method of Partial Redemption..........................................................14
SECTION 2.05.     Additional Bonds......................................................................15
SECTION 2.06.     Bonds Mutilated, Destroyed, Stolen or Lost............................................15
SECTION 2.07      Temporary Bonds.......................................................................16
SECTION 2.08.     Execution.............................................................................17
SECTION 2.09.     Negotiability, Transfer and Registry..................................................17
SECTION 2.10.     Regulations with Respect to Exchanges and Transfers...................................18
SECTION 2.11.     Authentication........................................................................18
SECTION 2.12.     Destruction of Bonds..................................................................18

                                   ARTICLE III

                      AUTHENTICATION AND DELIVERY OF BONDS

SECTION 3.01.     Bonds Equally and Ratably Secured.....................................................18
SECTION 3.02.     Provisions for Issuance of Series 2004 Bonds..........................................19
SECTION 3.03.     Provisions for Issuance of Additional Bonds...........................................20
SECTION 3.04.     Provisions for Issuance of Refunding Bonds............................................21
SECTION 3.05.     Limited Obligations...................................................................22
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                                   ARTICLE IV

                     CONSTRUCTION AND ACQUISITION OF PROJECT

SECTION 4.01.     Covenant to Proceed With Reasonable Dispatch..........................................22
SECTION 4.02.     Covenant to Comply with Laws..........................................................22

                                    ARTICLE V

                                CONSTRUCTION FUND

SECTION 5.01.     Establishment of Construction Fund....................................................23
SECTION 5.02.     Held in Trust.........................................................................23
SECTION 5.03.     Use of Moneys.........................................................................23
SECTION 5.04.     Retention of Requisitions.............................................................23
SECTION 5.05.     Completion of Project.................................................................23
SECTION 5.06.     Disposition of Surplus Funds..........................................................23

                                   ARTICLE VI

                                    BOND FUND

SECTION 6.01.     Establishment of Bond Fund............................................................24
SECTION 6.02.     Flow of Funds.........................................................................24

                                   ARTICLE VII

                      SECURITY FOR AND INVESTMENT OF MONEYS

SECTION 7.01.     Security..............................................................................25
SECTION 7.02.     Investment of Funds...................................................................25
SECTION 7.03.     Transfer of Balance...................................................................25
SECTION 7.04      Acknowledgement of Security Interest; Control.........................................25
SECTION 7.05      Control of Securities Accounts........................................................25
SECTION 7.06      Control of Deposit Accounts...........................................................25
SECTION 7.07      Trustee's UCC Jurisdiction............................................................25

                                  ARTICLE VIII

                               REDEMPTION OF BONDS

SECTION 8.01.     Method of Redemption..................................................................26
SECTION 8.02.     Notice of Redemption..................................................................26
SECTION 8.03.     Payment of Redeemed Bonds.............................................................26
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                                   ARTICLE IX

                       PARTICULAR COVENANTS OF THE ISSUER

SECTION 9.01.     Payment of Bonds......................................................................27
SECTION 9.02.     Maintain Its Existence................................................................27
SECTION 9.03.     Payments Under Loan Agreement; No Amendment
                  to Loan Agreement without Consent.....................................................27
SECTION 9.04.     Further Documents.....................................................................28
SECTION 9.05.     Payment of Taxes and Assessments; Compliance
                  with Regulations; No Creation of Liens or Charges.....................................28
SECTION 9.06.     Extension of Payment of Bonds.........................................................28

                                    ARTICLE X

                              DEFAULTS AND REMEDIES

SECTION 10.01.    Events of Default.....................................................................29
SECTION 10.02.    Trustee's Enforcement of Rights of Issuer.............................................29
SECTION 10.03.    Proceedings by Trustee................................................................29
SECTION 10.04.    Effect of Discontinuance or Abandonment...............................................30
SECTION 10.05.    Rights of Registered Owners of the Bonds..............................................30
SECTION 10.06.    Restriction on Registered Owners' Action..............................................30
SECTION 10.07.    Power of Trustee to Enforce...........................................................31
SECTION 10.08.    Remedies Not Exclusive................................................................31
SECTION 10.09.    Effect of Waiver......................................................................31
SECTION 10.10.    Application of Moneys.................................................................31

                                   ARTICLE XI

                             CONCERNING THE TRUSTEE

SECTION 11.01.    Appointment and Acceptance of Duties..................................................32
SECTION 11.02.    Responsibilities......................................................................33
SECTION 11.03.    Powers................................................................................33
SECTION 11.04.    Compensation..........................................................................33
SECTION 11.05.    No Duty to Maintain Insurance.........................................................33
SECTION 11.06.    Notice of Event of Default............................................................33
SECTION 11.07.    Action Upon Default...................................................................34
SECTION 11.08.    Limitation of Liability...............................................................34
SECTION 11.09.    Ownership of Bonds....................................................................34
SECTION 11.10.    No Duty to Invest.....................................................................34
SECTION 11.11.    Construction of Provisions of Indenture...............................................34
SECTION 11.12.    Resignation...........................................................................34
SECTION 11.13.    Removal...............................................................................35
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SECTION 11.14.    Appointment of Successor Trustee......................................................35
SECTION 11.15.    Successor Trustee.....................................................................35
SECTION 11.16.    Failure to Appoint a Successor Trustee................................................35
SECTION 11.17.    Acceptance by Successor Trustee.......................................................35
SECTION 11.18.    Merger or Consolidation...............................................................36
SECTION 11.19.    Action Upon Event of Default..........................................................36
SECTION 11.20.    Notice of Occurrence of Event of Default..............................................36
SECTION 11.21.    Intervention by Trustee...............................................................36
SECTION 11.22.    Appointment and Acceptance of Paying Agent............................................36
SECTION 11.23.    Resignation or Removal of Paying Agent;
                  Appointment of Successor..............................................................36
SECTION 11.24.    Trust Estate May Be Vested in Separate or Co-Trustee..................................37

                                   ARTICLE XII

                EXECUTION OF INSTRUMENTS BY REGISTERED OWNERS AND
                           PROOF OF OWNERSHIP OF BONDS

SECTION 12.01.    Execution of Instruments; Proof of Ownership..........................................38

                                  ARTICLE XIII

              MODIFICATION OF INDENTURE AND SUPPLEMENTAL INDENTURES

SECTION 13.01.    Supplemental Indentures with Consent of the Company
                  But Without Consent of Registered Owners..............................................38
SECTION 13.02.    Trustee Authorized to Enter Into Supplemental Indenture...............................39
SECTION 13.03.    Supplemental Indentures with Consent of Registered
                  Owners of the Bonds and the Company...................................................40

                                   ARTICLE XIV

                                   DEFEASANCE

SECTION 14.01.    Defeasance............................................................................40
SECTION 14.02.    Bonds Deemed to Have Been Paid........................................................41

                                   ARTICLE XV

                                  MISCELLANEOUS

SECTION 15.01.    Dissolution of Issuer.................................................................42
SECTION 15.02.    Parties Interested Herein.............................................................42
SECTION 15.03.    Severability of Invalid Provisions....................................................42
SECTION 15.04.    No Recourse on Bonds..................................................................43
SECTION 15.05.    Notice................................................................................43
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SECTION 15.06.    Counterparts..........................................................................43
SECTION 15.07.    Governing Law.........................................................................43
SECTION 15.08     References to Senior Notes............................................................43

                                   ARTICLE XVI

                                    BOND FORM

SECTION 16.01.    Bond Form.............................................................................44

EXECUTION         ......................................................................................53
ACKNOWLEDGMENTS   ......................................................................................54
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         THIS TRUST INDENTURE, dated as of January 1, 2004, between the
Mississippi Business Finance Corporation (the "Issuer"), a public corporation organized and existing under the laws of the State of Mississippi (the "State"), and Standard Federal-Corporate and Institutional Trust, a division of LaSalle
Bank National Association, a national banking corporation organized and existing under the laws of the United States of America, as Trustee (the "Trustee");

                                   WITNESSETH:

         WHEREAS, the Issuer is authorized by the provisions of Section 57-10-201, ET SEQ., Mississippi Code of 1972, as amended and supplemented (the "Act"), to, among other things, provide and finance economic development projects in order to promote, foster and support economic development within the State; and

         WHEREAS, the Issuer is further authorized to issue revenue bonds for the purpose of providing funds to pay all or a part of the cost of providing and financing the aforementioned economic development projects; and

         WHEREAS, the Issuer has duly authorized as a project under the Act by Premier Entertainment Biloxi LLC, a limited liability corporation organized and existing under the laws of the State of Delaware (the "Company"), the acquisition, construction, equipping and installation of a hotel and related improvements (as further described herein, the "Project") in the City of Biloxi, Harrison County, Mississippi; and

         WHEREAS, the Issuer has obtained from the Mississippi Department of Economic and Community Development (the "Department"), Certificate of Public Convenience and Necessity No. 338-MBFC dated November 20, 2003, authorizing the Issuer to issue the Series 2004 Bonds (as hereinafter defined); and

         WHEREAS, the Issuer has duly authorized the issuance of its Mississippi Business Finance Corporation Industrial Development Revenue Bonds, Series 2004 (Premier Entertainment Biloxi LLC Project) (the "Series 2004 Bonds") pursuant to the Act in the aggregate principal amount of up to $60,000,000; and

         WHEREAS, the proceeds of the Series 2004 Bonds will be used to finance a portion of the cost of the acquisition, construction, equipping and installation of the Project; and

         WHEREAS, the proceeds of the Series 2004 Bonds will be lent to the Company pursuant to a Loan Agreement between the Issuer and the Company, dated as of January 1, 2004 (the "Loan Agreement"); and

         WHEREAS, pursuant to the provisions of the Loan Agreement, the Company has agreed to make loan payments to be sufficient to pay the principal of, premium, if any, and interest on the Series 2004 Bonds as and when the same shall become due and payable; and
         WHEREAS, to evidence its obligation to pay the amounts due under the Loan Agreement, the Company has authorized, executed and delivered a Series 2004 Note (as hereinafter defined) to the Issuer; and

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         WHEREAS, the Issuer has assigned its interests under and to the Loan
Agreement and the Series 2004 Note to the Trustee for the benefit of the holders from time to time of the Series 2004 Bonds; and

         WHEREAS, the Issuer, at a meeting thereof duly convened and held, has duly authorized the execution and delivery of this Indenture and the execution and issuance hereunder of the Series 2004 Bonds upon and subject to the terms and conditions hereinafter set forth; and

         WHEREAS, all acts and things have been done and performed which are necessary to make the Series 2004 Bonds, when executed and issued by the Issuer, authenticated by the Trustee and delivered, the valid and binding legal obligations of the Issuer in accordance with their terms and to make this Indenture a valid and binding agreement for the security of the Series 2004 Bonds authenticated and delivered under this Indenture;

         NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THIS TRUST INDENTURE
WITNESSETH:

         That the Issuer, in consideration of the premises, the acceptance by the Trustee of the trusts hereby created, the purchase and acceptance of the Series 2004 Bonds by the purchaser or purchasers thereof, one dollar duly paid to the Issuer by the Trustee at or before the execution and delivery of these presents and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of, premium, if any, and interest on all Bonds outstanding hereunder from time to time, according to their tenor and effect, and such other payments required to be made under this Indenture, and to secure the observance and performance by the Issuer of all the covenants, expressed or implied herein and in the Series 2004 Bonds, does hereby grant, bargain, sell, convey, assign, pledge and set over unto the Trustee, and unto its successors in the trusts hereunder, and to them and their successors and assigns forever, all right, title and interest of the Issuer in, to and under, subject to the terms and conditions of this Indenture, any and all of the following:

         A. all loan payments and other revenues and receipts to be derived by the Issuer under the Loan Agreement;

         B. the Loan Agreement, including but not limited to the Issuer's rights to receive the loan payments and other revenues and receipts payable thereunder, the liens and security interests created thereby, and the Issuer's rights to enforce the Loan Agreement, provided, however, that the Issuer hereby reserves its rights under the Loan Agreement to receive notices, the payment of Administration Expenses (as hereinafter defined) and indemnification payments, all as provided in the Loan Agreement;

         C. the Series 2004 Note, including, without limitation, all payments to be made by the Company pursuant to the Series 2004 Note;

         D. the proceeds of the Series 2004 Bonds (subject to provisions pertaining to the use thereof set forth herein and in the Loan Agreement) and all funds and accounts held by the Trustee under this Indenture;

         E. any and all other property of every kind and nature from time to time hereafter by delivery or by writing of any kind, conveyed, mortgaged, sold, pledged, assigned and transferred,

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as and for additional security hereunder by the Issuer or by any other person, firm or entity in its behalf or with its written consent to the Trustee, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

         F. any income received by the Trustee from the investment of the proceeds of the Series 2004 Bonds and other funds held by the Trustee hereunder (subject to provisions pertaining to the use thereof set forth herein and in the Loan Agreement); and

         G.    the proceeds of any of the foregoing.

         TO HAVE AND TO HOLD all the same hereby pledged, conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trust and to it and its assigns forever;

         PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of the Bonds issued and secured hereunder, the interest due or to become due thereon, at the times and in the manner mentioned in such Bonds and premium, if any, according to the true intent and meaning thereof, shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due to it in accordance with the terms and provisions hereof, then upon such final payments this Indenture and all rights, titles and interests hereby granted shall cease and terminate, otherwise this Indenture to be and remain in full force and effect;

         THIS TRUST INDENTURE FURTHER WITNESSETH:

         That, and it is expressly declared, all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the rights and property hereby pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective holders and owners, from time to time, of the said Bonds, as follows:

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                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. The terms set forth below shall have the following meanings in this Indenture, unless the context clearly otherwise requires. Except where the context otherwise requires, words importing the singular number shall include the plural number and vice versa. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Loan Agreement.

ACCOUNT:

         "Account" shall mean the Bond Fund, the Construction Fund, the Company Direct Disbursement Account and the Trustee Disbursement Account.

ACT:

         "Act" shall mean Section 57-10-201, ET SEQ., Mississippi Code of 1972, as amended and supplemented.

ADDITIONAL BONDS:

         "Additional Bonds" shall mean Bonds of any series, other than the Series 2004 Bonds, duly issued, authenticated and delivered pursuant to this Indenture.

ADDITIONAL NOTES:

         "Additional Notes" shall mean notes of any series, other than the Series 2004 Note, duly issued and delivered pursuant to the Loan Agreement, as the same may be amended.

ADMINISTRATION EXPENSES:

         "Administration Expenses" shall mean the reasonable and necessary fees, costs or expenses incurred or payable by the Company to the Issuer pursuant to the Loan Agreement or this Indenture, including, but not limited to, the initial fee of the Issuer equal to $40,000, and the reasonable compensation and expenses paid to or incurred by the Trustee or any Paying Agent under the Loan Agreement or this Indenture. The Administration Expenses of the Issuer and the Trustee shall be paid directly to the Issuer and the Trustee, respectively, on or prior to the Initial Closing Date.

AFFILIATE:

         "Affiliate" shall mean any person, firm or corporation controlled by, or under common control with the Company and any person, firm or corporation directly or indirectly controlling the Company.

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AUTHORIZED COMPANY REPRESENTATIVE:

         "Authorized Company Representative" shall mean any person or persons at the time designated to act on behalf of the Company by a written certificate, signed on behalf of the Company by its Chief Executive Officer or its President or one of its Vice Presidents or the Project Director for the Project or other duly authorized Person and furnished to the Issuer and the Trustee, containing the specimen signature of each such person.

BOND COUNSEL:

         "Bond Counsel" shall mean an attorney-at-law or a firm of attorneys, designated by the Issuer, of nationally recognized standing in matters pertaining to the issuance of bonds by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

BOND COUNSEL'S OPINION:

         "Bond Counsel's Opinion" shall mean an opinion signed by Bond Counsel and satisfactory to the Issuer and the Trustee.

BOND FUND:

         "Bond Fund" shall mean the fund created under Section 6.01 of this Indenture and held by the Trustee.

BOND PURCHASE CONTRACT:

         "Bond Purchase Contract" shall mean the bond purchase contract concerning the Series 2004 Bonds among the Issuer, the Company and the Purchaser.

BOND REGISTER AND BOND REGISTRAR:

         "Bond Register" and "Bond Registrar" shall have the respective meanings specified in Section 2.09 of this Indenture.

BONDS:

         "Bond" or "Bonds" shall mean any Bond or all of the Bonds, as the case may be, of the Issuer authorized and issued by the Issuer, authenticated by the Trustee and delivered under this Indenture.

         The term "outstanding under this Indenture" or "outstanding hereunder" or "outstanding", when used with reference to Bonds, shall mean, except as otherwise provided in Sections 9.03 and 13.03 of this Indenture, at any date as of which the amount of outstanding Bonds is to be determined, the aggregate of all Bonds authorized, issued, authenticated and delivered under this Indenture, except:

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         (a)   Bonds canceled or surrendered to the Trustee for cancellation pursuant to Section 2.12 of this Indenture prior to such date;

         (b) Bonds deemed to have been paid as provided in Section 14.02 of this Indenture; and

         (c) Bonds in lieu of or in substitution for which other Bonds shall have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee and the Company is presented that any such Bond is held by a bona fide Registered Owner in due course.

BUSINESS DAY:

         "Business Day" shall mean any day, other than a Saturday or Sunday, on which the Trustee is not closed and on which the payment system of the Federal Reserve System is operational.

CLOSING DATE:

         "Closing Date" shall mean each date after the Initial Closing Date on which any portion of the Series 2004 Bonds are delivered to the Purchaser in exchange for the sale price thereof.

COMPANY:

         "Company" shall mean Premier Entertainment Biloxi LLC, a limited liability corporation organized and existing under the laws of the State of Delaware, or any corporation, limited liability company, partnership or sole proprietorship which is the surviving, resulting or transferee person in any merger, consolidation or transfer of assets permitted under Section 5.02 of the Loan Agreement and shall also mean, unless the context otherwise requires, an assignee of the Company as permitted by Section 6.01 of the Loan Agreement.

COMPANY DIRECT DISBURSEMENT ACCOUNT:

         "Company Direct Disbursement Account" shall mean the Company Direct Disbursement Account created pursuant to Section 5.01 herein and held by the Trustee in the Construction Fund.

COMPLETION DATE:

         "Completion Date" shall have the meaning set forth in the Loan
Agreement.

CONSTRUCTION FUND:

         "Construction Fund" shall mean the fund created under Section 5.01 of the Indenture and held by the Trustee, which shall contain the Trustee Disbursement Account and the Company Direct Disbursement Account.

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CORPORATE TRUST OFFICE:

         "Corporate Trust Office" shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at Standard Federal-Corporate and Institutional Trust, a division of LaSalle Bank National Association, 2600 West Big Beaver, Troy, Michigan 48084 Attention: Corporate Trust Department.

COST OR COST OF THE PROJECT:

         "Cost" or "Cost of the Project" shall mean and be deemed to include the definition of the term "Cost" as that term is defined in the Act, including, but not limited to the following to the extent such are incurred after the sixtieth
(60th) day preceding November 19, 2003: (a) obligations of the Issuer or of the Company incurred for labor, materials, machinery, equipment and other expenses and to architects, contractors, builders and materialmen in connection with the acquisition, construction, equipping and installation of the Project and improvements thereto including, but not limited to, the cost of improvement of the Project Site; (b) the cost of contract or performance bonds or of other bonds and of insurance of all kinds that may be required or necessary prior to or during the course of construction, installation and equipping of the Project;
(c) all costs of architectural and engineering services, including the expenses of the Issuer and the Company for test borings, surveys, test and pilot operations, estimates, plans and specifications and preliminary investigations therefor, and for supervising construction, as well as for the performance of all other duties required by or as a result of the proper construction, installation and equipping of the Project; (d) compensation and expenses of the Issuer and the Trustee; legal, accounting, financial and printing expenses, fees and all other expenses incurred in connection with the issuance of the Bonds;
(e) all other costs which the Issuer or the Company shall be required to pay under the terms of any contract or contracts for the acquisition (by purchase, lease or otherwise), construction, installation and equipping of the Project;
(f) any sums required to reimburse the Issuer or the Company for advances made by either of them for any of the above items, or for any other costs incurred and for work done by either of them, which are properly chargeable to the Project being acquired, constructed, installed and equipped; (g) Administration Expenses of the Issue and the Trustee which are payable as of the Initial Closing Date; and (h) any other expenses or fees of the Issuer or the Trustee, which in the opinion of the Issuer or the Trustee are related to the Project or the Bonds.

EQUIPMENT:

         "Equipment" shall mean those items of machinery, equipment, fixtures and other tangible personal property which (a) have been or are to be acquired and installed at or on the Project Site, (b) were acquired with, or the cost of which has been reimbursed with, proceeds of the Series 2004 Bonds and (c) are described in Exhibit B to the Loan Agreement as the same may be changed from time to time and any item of machinery, equipment, fixtures and other tangible personal property which may be acquired and installed at or on the Project Site in substitution therefor pursuant to the provisions of the Loan Agreement, and renewals and replacements of any of the foregoing less such property as may be released pursuant to the provisions of the Loan Agreement or taken by the exercise of the power of eminent domain, all as they may at any time exist.

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EVENT OF DEFAULT:

         "Event of Default", "event of default", "Default" or "default" shall mean any Event of Default specified in Section 10.01 of this Indenture.

EXECUTIVE DIRECTOR:

         "Executive Director" shall mean the Executive Director of the Mississippi Business Finance Corporation.

GOVERNMENT OBLIGATIONS:

         "Government Obligations" shall have the meaning ascribed thereto in the Loan Agreement.

INDENTURE:

         "Indenture" shall mean this Trust Indenture as amended or supplemented from time to time in accordance with the provisions hereof.

INITIAL CLOSING DATE:

         "Initial Closing Date" shall mean the first date on which any portion of the Series 2004 Bonds is sold to the Purchaser.

INVESTMENT SECURITIES:

         "Investment Securities" shall mean any one of the following, if and to the extent the, same are at the time legal for the investment of the Issuer's funds:

         (a)   Government Obligations;

         (b) certificates of deposit, time deposits or other banking arrangements issued by any single A or better rated domestic bank, bank and trust company or national banking association, but no more than $50,000,000 in any single financial institution;

         (c) commercial paper that is rated A-1 or better by Standard & Poor's Rating Group or P-1 or P-2 by Moody s Investors Service, Inc.;

         (d) Treasury or Agency repurchase agreements with any single A or better rated domestic bank, bank and trust company or national banking association, including the Trustee, which shall be authorized to engage in the banking business and are a member of the Federal Reserve System;

         (e) investments in a money market fund as authorized by Section 91-13-8, Mississippi Code of 1972, as amended;

         (f)   any form of investment approved by the Purchaser; and

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         (g)   Dreyfus Cash Management Institutional Shares.

ISSUER:

         "Issuer" shall mean the Mississippi Business Finance Corporation, constituting a public corporation of the State, its successors and assigns, and any public corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

LOAN AGREEMENT:

         "Loan Agreement" shall mean the Loan Agreement dated as of the date hereof between the Issuer and the Company and any and all modifications, alterations, amendments and supplements thereto made in accordance with the provisions thereof and this Indenture.

NOTES:

         "Notes" shall mean the promissory notes of the Company, including the Series 2004 Note, issued pursuant to the Loan Agreement, as the same may be amended or supplemented.

OFFICERS' CERTIFICATE:

         "Officers' Certificate" shall mean a certificate signed by the President, Executive Director, or an officer of the Board of Directors of the Issuer duly authorized by resolution of such Board to sign such certificate and the Secretary.

OPINION OF COUNSEL:

         "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, satisfactory to the Trustee.

PAYING AGENT:

         "Paying Agent" shall mean any paying agent for the Series 2004 Bonds (and may include the Trustee) and its successor or successors appointed pursuant to the provisions of this Indenture.

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PAYMENT DATE:

         "Payment Date" means, as to the Series 2004 Bonds, the Final Maturity Date and any other date on which principal is payable pursuant to the redemption provisions of Section 2.03 herein, and as to any other Series of Bonds, each date designated as a Payment Date in the applicable Supplemental Indenture.

PERMITTED ENCUMBRANCES:

         "Permitted Encumbrances" shall have the meaning ascribed thereto in the Loan Agreement.

PERSON OR PERSON:

         "Person" or "person" shall mean, as the case may be, any individual, sole proprietorship, limited liability company, corporation, partnership (including, without limitation, general and limited partnerships), joint venture, association, joint stock company, trust, unincorporated organization or government, any agency or political subdivision thereof or public corporation.

PRESIDENT:

         "President" shall mean the President of the Mississippi Business Finance Corporation.

PROJECT:

         "Project" shall have the meaning ascribed thereto in the Loan
Agreement.

PROJECT SITE:

         "Project Site" shall mean the real property described in Exhibit A to the Loan Agreement on which the Project will be situated.

PROPERTY:

         "Property" shall mean any interest in any kind of asset, whether real, personal or mixed, or tangible or intangible.

PURCHASER:

         "Purchaser" shall mean Premier Finance Biloxi Corp., a Delaware corporation, in its capacity as the initial purchaser of the Series 2004 Bonds.

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RECORD DATE:

         "Record Date" shall mean with respect to any Series of Bonds, the last Business Day preceding any Payment Date.

REDEMPTION PRICE:

         "Redemption Price" shall mean the principal of and accrued interest on the Series 2004 Bonds or portion thereof to be redeemed.

REGISTERED OWNER:

         "Registered Owner" shall mean the Person or Persons in whose name or names the particular Bond or Bonds shall be registered on the Bond Register.

REVENUES:

         "Revenues" shall mean all payments, receipts and revenues payable by the Company to the Issuer under the Loan Agreement (except payment of Administration Expenses and indemnification payments pursuant to Sections 4.03 and 4.11, respectively, of the Loan Agreement) and any other payments, receipts and revenues derived by the Issuer from the Company under the Loan Agreement.

SECRETARY:

         "Secretary" shall mean the Secretary of the Mississippi Business Finance Corporation.

SENIOR NOTES:

         "Senior Notes" shall mean the __ % First Mortgage Notes due _____, 2012 issued by Premier Entertainment Biloxi LLC and Premier Finance Biloxi Corp. pursuant to the terms of the Senior Notes Indenture, together with all additional notes issued by Premier Entertainment Biloxi LLC and Premier Finance Biloxi Corp. from time to time under the Senior Notes Indenture, including all notes issued in exchange or replacement therefore.

SENIOR NOTES INDENTURE:

         "Senior Notes Indenture" shall mean that certain indenture dated as of January __, 2004 by and among Premier Entertainment Biloxi LLC, Premier Finance Biloxi Corp. and Standard Federal-Corporate and Institutional Trust, a division of LaSalle Bank National Association, in its capacity as trustee for the benefit of the holders of the Senior Notes (as the same may be amended, modified or supplemented from time to time).

SENIOR NOTES TRUSTEE:

         "Senior Notes Trustee" shall mean Standard Federal-Corporate and Institutional Trust, a division of LaSalle Bank National Association, in its capacity as trustee under the Senior Notes Indenture, together with its successors in such capacity.

                                       11
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SERIES OR SERIES OF BONDS:

         "Series" or "Series of Bonds" shall mean all of the Bonds authenticated and delivered on original issuance in a simultaneous transaction, and any Bonds thereafter authenticated and delivered in lieu of or in substitution for such Bonds, pursuant to the provisions of this Indenture, regardless of variations in maturity, interest rate, or other provisions.

SERIES 2004 BONDS:

         "Series 2004 Bonds" shall mean the Mississippi Business Finance Corporation Industrial Development Revenue Bonds, Series 2004 (Premier Entertainment Biloxi LLC Project) issued under the Indenture.

SERIES 2004 NOTE:

         "Series 2004 Note" shall mean the Promissory Note of the Company issued by the Company in connection with the issuance and sale of the Series 2004 Bonds.

STATE:

         "State" shall mean the State of Mississippi.

SUBSIDIARY:

         "Subsidiary" shall mean any corporation, 50% or more of the voting shares of stock of which are owned directly or indirectly by the Company.

SUPPLEMENTAL INDENTURE:

         "Supplemental Indenture" or "indenture supplemental hereto" shall mean any indenture supplemental to or amendatory of this Indenture as originally executed which is duly executed and delivered in accordance with the provisions of this Indenture.

TERM NOTE DATE:

         "Term Note Date" shall mean the earlier of (i) January 1, 2007, or (ii) the Completion Date.

TRUSTEE:

         "Trustee" shall mean Standard Federal-Corporate and Institutional Trust, a division of LaSalle Bank National Association (and its corporate successors) and its successor under this Indenture, a national banking corporation, having power and authority to accept and execute trusts, and having a corporate trust office in Troy, Michigan.

TRUSTEE DISBURSEMENT ACCOUNT:

         "Trustee Disbursement Account" shall mean the Trustee Disbursement Account created pursuant to Section 5.01 herein and held by the Trustee in the Construction Fund.

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                                   ARTICLE II

                      DESCRIPTION, AUTHORIZATION, MANNER OF
                   EXECUTION, AUTHENTICATION, REGISTRATION AND
                                TRANSFER OF BONDS

         SECTION 2.01. AUTHORIZATION OF BONDS. The Bonds may, at the election of the Issuer, be issued in one or more Series and, except as hereinafter provided, shall be designated generally with such appropriate particular designations added to or incorporated in such title for the Bonds of any particular Series as the Issuer may determine. Each Bond shall bear upon the face thereof the designation so selected for the Series to which it belongs. The Bonds shall be issuable only in fully registered form and in any denominations.

         SECTION 2.02.   SERIES 2004 BONDS.

         (a) There shall be issued under and secured by this Indenture a Series of Bonds to be designated as Mississippi Business Finance Corporation Industrial Development Revenue Bonds, Series 2004 (Premier Entertainment Biloxi LLC Project) in the aggregate principal amount of up to $60,000,000. The principal amount of the Series 2004 Bonds shall be issued from time to time as provided herein and in the Bond Purchase Contract. The Series 2004 Bonds shall be dated as of the date of the first disbursement of any of the proceeds thereof.

         The Series 2004 Bonds shall be initially issued in the form of one fully registered bond and may not be submitted in exchange for more than one fully registered Bond until the Term Note Date at which time the Series 2004 Bond may, but shall not be required to, be submitted to the Trustee pursuant to the provisions of Section 2.09 herein, in exchange for more than one fully registered bond.

         The principal amount of the Series 2004 Bonds shall be issued from time to time as follows: (i) $500,000 principal amount of the Series 2004 Bonds shall be issued on the Initial Closing Date and the proceeds thereof shall be deposited into the Company Direct Disbursement Account in the Construction Fund,
(ii) in the Purchaser's discretion, there shall be issued additional principal amounts of the Series 2004 Bonds from time to time and the proceeds thereof shall be deposited into the Company Direct Disbursement Account in the Construction Fund, provided, that the Purchaser shall never pay the Trustee an amount for deposit into the Company Direct Disbursement Account in the Construction Fund if such deposit results in said Account having more than $500,000 on deposit therein, (iii) upon the submission of requisitions by the Company to the Trustee pursuant to the provisions of Section 5.03(a) hereof, a principal amount of the Series 2004 Bonds shall be issued in an amount equal to the amount set forth in such requisitions and the proceeds thereof shall be deposited into the Trustee Disbursement Account in the Construction Fund.

         With respect to requisitions to be paid by the Trustee from amounts in the Trustee Disbursement Account in the Construction Fund pursuant to Section 5.03(a) hereof, upon receipt of each requisition by the Trustee, the Trustee shall telephonically notify the Purchaser of the principal amount of the Series 2004 Bonds which the Purchaser must purchase, which shall be the amount set forth in such requisition. Promptly upon receipt of such notice, the Purchaser shall, pursuant to the provisions of the Bond Purchase Contract, pay to the Trustee the principal amount of such Bond requisitioned by the Company, which amount shall be deposited into the Trustee Disbursement Account in the Construction Fund and the Trustee shall make a notation of such principal amount purchased on the Series 2004 Bond.

         Each time the Purchaser provides the Trustee with any amount for deposit into the Company Direct Disbursement Account in the Construction Fund, the Trustee shall also make a notation of such amount evidencing an additional purchase of the Series 2004 Bonds.

         The amount shown on the grid attached to the Series 2004 Bond shall be deemed to be conclusive evidence of the principal amount of the Series 2004 Bonds purchased by the Purchaser, absent manifest error.

         Any portion of the Series 2004 Bonds not sold to the Purchaser by the Term Note Date shall not be issued or delivered thereafter. Notwithstanding anything herein to the contrary, until the Term Note Date, the Trustee shall maintain custody of the Series 2004 Bond as agent of the Purchaser; provided, however that the Trustee acknowledges that the Purchaser has pledged the Series 2004 Bond to the Senior Note Trustee to secure the payment of the Senior Notes.

         (b) From the Initial Closing Date until the maturity of the Series 2004 Bonds, the Series 2004 Bonds shall bear interest on the principal amount thereof which has been disbursed pursuant to the provisions of Section 3.03 of the Loan Agreement and which remains outstanding at a rate equal to four percent (4%) per annum. Interest shall be calculated on the basis of the actual number of days elapsed for a year having 360 days. The determination of the interest rate and the amount of interest due on each Payment Date shall be made by the Bondholder and the Trustee shall not be liable for any miscalculation of the interest rate or interest due on the Bonds.

         Interest on the outstanding principal amount of the Series 2004 Bonds shall be paid on each Payment Date with respect to the amount of principal being paid on such date.

         All payments shall be applied first to accrued interest and then to the outstanding principal of the Series 2004 Bonds.

         The final maturity date of the Series 2004 Bonds shall be January 1, 2014, and all outstanding principal plus accrued and unpaid interest shall be due and payable on such date. The Series 2004 Bonds shall be subject to redemption prior to maturity as provided herein.

         All payments of principal of, premium, if any, and interest on the Series 2004 Bonds shall be payable in any coin or currency of the United States of America which, at the time of payment is legal tender for the payment of public and private debts and shall be made to the Registered Owner thereof as of the Record Date, in the case of principal and premium, if any, at the Corporate Trust Office of the Trustee upon presentation and surrender thereof, and in the case of interest, by mail, by check, or if requested in writing by a Registered Owner who holds Bonds in the amount of at least $500,000 by bank wire or bank transfer as such Registered Owner may specify in writing or otherwise as the Trustee and such Registered Owner may agree.

         SECTION 2.03. REDEMPTION. The Series 2004 Bonds are subject to optional redemption prior to maturity, in accordance with Article VIII hereof and subject to the order of payment as set forth in Section 6.02 hereof, in whole or in part at any time at the option of the Company, upon not less than forty-five (45) days' written notice by the Company to the Trustee

(which may be waived), at a redemption price equal to the principal amount thereof, plus accrued interest thereon to the date of redemption, without premium; provided, the Company has agreed in the Loan Agreement that it will not exercise its right to optionally redeem the Bonds until the earlier of the following: (i) one year following the Initial Closing Date and (ii) six months following completion of the Project, as evidenced by delivery to the Trustee of the certificate described in Section 3.05 of the Loan Agreement.

         SECTION 2.04. METHOD OF PARTIAL REDEMPTION. Unless otherwise provided herein, in the event of a partial redemption pursuant to Section 2.03 hereof, the Series 2004 Bonds to be partially redeemed shall be selected by lot by the Trustee unless otherwise agreed to by the Registered Owners and the Company.

         SECTION 2.05. ADDITIONAL BONDS. Subject to determination from time to time by the Issuer, and subject to the provisions of Section 3.03 hereof and with the prior written consent of the Senior Notes Trustee and the Registered Owners of one hundred percent (100%) of the Series 2004 Bonds then outstanding, as expressed from time to time in one or more Supplemental Indentures, the Bonds of any Series other than the Series 2004 Bonds:

         (a) shall be dated, shall bear interest at a rate or rates not in excess of the maximum rate then permitted by applicable law, shall be payable and shall mature by their terms at such time or times as may be provided in the Supplemental Indenture creating the Series of which such Bonds are a part;

         (b) shall be payable, both as to principal and interest and premium, if any, at such place or places as the Issuer may determine in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts;

         (c) May have such exchange privileges as may be determined by the Issuer;

         (d) shall have such particular designations added to their title as the Issuer may determine, and may be in such denominations as may be determined by the Issuer;

         (e) May be limited as to the maximum principal amount thereof which may be authenticated by the Trustee and delivered or which may be at any time outstanding, and an appropriate insertion in respect of such limitation may, but need not, be made in the Bonds of such Series;

         (f) May contain provisions for the redemption thereof at such redemption price or prices, at such time or times, upon such notice, in such manner and upon such other terms and conditions, not inconsistent with the provisions of Article VIII of this Indenture and the terms of the Loan Agreement, as may be determined by the Issuer and permitted by applicable law;

         (g) May have mandatory provisions requiring payments of sinking fund requirements for the purchase and sinking fund redemption of such Bonds, in such amounts, at such time or times, in such manner and upon such terms and conditions, not inconsistent with the provisions of this Indenture, as shall be set forth in such Supplemental Indenture; and

         (h) May contain such provisions with respect to acceleration of maturity on the happening of specified events, and such other special terms and conditions, not contrary to the provisions hereof or of the Act, as may be determined by the Issuer.

         SECTION 2.06. BONDS MUTILATED, DESTROYED, STOLEN OR LOST. In the event any outstanding Bond, whether temporary or definitive, is mutilated, lost, stolen or destroyed, the Trustee shall, upon written request of the Issuer, authenticate and deliver a new Bond of the same Series, principal amount and maturity and of like tenor as the mutilated, lost, stolen or destroyed Bond in exchange and substitution for such mutilated Bond, or in lieu of and substitution for such lost, stolen or destroyed Bond upon presentation of an open indemnity bond in favor of the Trustee and the Issuer which is satisfactory to the Trustee.

         Application for exchange and substitution of mutilated, lost, stolen or destroyed Bonds shall be made to the Trustee, in writing, at the Corporate Trust Office. In every case the applicant for a substitute Bond shall furnish to the Issuer and to the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless. In every case of loss, theft or destruction of a Bond, the applicant shall also furnish to the Issuer and to the Trustee evidence to their satisfaction of the loss, theft or destruction and of the ownership of such Bond, and in every case of mutilation of a Bond, the applicant shall surrender to the Trustee the Bond so mutilated.

         Upon the issuance of any substitute Bond, the Issuer and the Trustee may charge the Registered Owner of such Bond with their fees and expenses in connection therewith. Every substitute Bond issued pursuant to the provisions of this Section 2.06 by virtue of the fact that any Bond is lost, stolen or destroyed shall constitute an original additional contractual obligation of the Issuer, whether or not the lost, stolen or destroyed Bond shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionally with any and all other Bonds duly issued under this Indenture to the same extent as the Bonds in substitution for which such Bonds were issued.

         The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all of the rights and remedies with respect to the payment of mutilated, lost, stolen or destroyed Bonds, including those granted by any law or statute now existing or hereafter enacted.

         SECTION 2.07. TEMPORARY BONDS. Until Bonds in definitive form of any Series are ready for delivery, the Issuer may execute, and upon its request in writing, the Trustee shall authenticate and deliver in lieu of any thereof and subject to the same provisions, limitations and conditions, one or more printed, lithographed or typewritten Bonds in temporary form, substantially of the tenor of the Bonds as set forth above in this Article II, with appropriate omissions, variations and insertions. Bonds in temporary form, prepared at the expense of the Company, will be for such principal amounts as the Issuer shall determine.

         Until exchanged for Bonds in definitive form, such Bonds in temporary form shall be entitled to the lien and benefit of this Indenture. The Issuer shall, without unreasonable delay, prepare, execute and deliver to the Trustee, and thereupon, upon the presentation and surrender of the Bond or Bonds in temporary form to the Trustee at the Corporate Trust Office, the Trustee shall authenticate and deliver, in exchange therefor, a Bond or Bonds of the same maturity and Series, in definitive form in the authorized denominations, and for the same aggregate principal amount, as the Bond or Bonds in temporary form surrendered. Such exchange shall be made at the Company's expense and without making any charge therefor to any Registered Owner.

         SECTION 2.08. EXECUTION. All the Bonds shall, from time to time, be executed on behalf of the Issuer by, or bear the manual or facsimile signature of, the Executive Director or President and its corporate seal (which may be in facsimile) shall be thereunto affixed (or imprinted or engraved if facsimile) and attested by the manual or facsimile signature of the Secretary.

         If any of the officers who shall have signed or sealed any of the Bonds or whose facsimile signature shall be upon the Bonds shall cease to be such officer of the Issuer before the Bonds so signed and sealed shall have been actually authenticated by the Trustee or delivered by the Issuer, such Bonds nevertheless may be authenticated, issued and delivered with the same force and effect as though the person or persons who signed or sealed such Bonds or whose facsimile signature shall be upon the Bonds had not ceased to be such officer or officers of the Issuer; and also any such Bond may be signed and sealed on behalf of the Issuer by those persons who, at the actual date of the execution of such Bonds, shall be the proper officers of the Issuer, although at the date of such Bond any such person shall not have been such officer of the Issuer.

         SECTION 2.09.   NEGOTIABILITY, TRANSFER AND REGISTRY.

         (a) The Bonds may be transferred and title thereto shall pass, only in the manner provided and as set forth in paragraph (c) below. The Issuer hereby designates the Trustee as initial Bond Registrar to keep the books for the registration and for the transfer of Bonds as provided in this Indenture. All Bonds presented for transfer, exchange, redemption or payment, shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form and with guaranty of signature satisfactory to the Trustee, duly executed by the Registered Owner or by his attorney duly authorized in writing. No charge shall be made to the Registered Owner for the transfer and registration of the Bonds except for a sum sufficient to pay any tax, fee or governmental charge that may be imposed with respect thereto.

         (b) The Issuer, the Trustee, the Bond Registrar and any Paying Agent may deem and treat the Registered Owner of any registered Bond as the absolute owner of such Bond for the purpose of receiving any payment on such Bond and for all other purposes of this Indenture and the Loan Agreement, whether payment of such Bond shall be current or not, and neither the Issuer, nor the Trustee, nor the Bond Registrar nor any Paying Agent shall be affected by any notice to the contrary. Payment of, or on account of, the principal of and interest and premium, if any, on any registered Bond shall be made to such Registered Owner or upon his written order. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

         (c) The Bonds shall be initially registered in the name of the Purchaser as to principal and interest on the books kept by the Bond Registrar. Following the Term Note Date, upon surrender for transfer of any Bond at the office of the Bond Registrar, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of the same Series for the aggregate principal amount which the Registered Owner is entitled to receive.

         (d) The Registered Owner of the Series 2004 Bonds will pledge the Series 2004 Bonds to the Senior Notes Trustee to secure payments of the Senior Notes and such security interest shall be noted on the face of the Series 2004 Bonds.

         At the option of the Registered Owners, Bonds of any Series may be exchanged for other Bonds of such Series of any authorized denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at any such office or agency. Any transfers involving subsequent registration shall be made on the books kept by the Bond Registrar. No transfer shall be valid unless (1) made by written assignment, (2) noted on books of the Bond Registrar and (3) unless a new registered bond shall be issued, noted in the books kept by the Bond Registrar as of the date of registration and the name of the Registered Owner thereof.

         SECTION 2.10. REGULATIONS WITH RESPECT TO EXCHANGES AND TRANSFERS. In all cases in which the privilege of exchanging Bonds or registering the transfer of Bonds is exercised, the Issuer shall execute and the Trustee, upon written request of the Issuer, shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. All Bonds surrendered in any such exchanges or upon any such registration of transfer shall forthwith be delivered to the Trustee and canceled by it. There shall be no charge for any such exchange or registration of transfer of Bonds to the Registered Owner, but the Issuer may require the payment of a sum sufficient to pay any tax or other governmental charge required to be paid with respect to any such exchange or registration of transfer. Neither the Issuer nor the Trustee shall be required to register the transfer or exchange of any Bond called for redemption in whole or in part.

         SECTION 2.11. AUTHENTICATION. No Bond shall be secured by this Indenture or be entitled to the benefit hereof or shall be valid or obligatory for any purpose unless there shall be endorsed on such Bond the Trustee's certificate of authentication, substantially in the form prescribed in this Indenture, executed by the manual signature of a duly authorized officer of the Trustee; and such certificate on any Bond issued by the Issuer shall be conclusive evidence and the only competent evidence that such Bond has been duly authenticated and delivered under this Indenture.

         SECTION 2.12. DESTRUCTION OF BONDS. Upon the surrender to the Trustee of any temporary or mutilated Bond, or any Bond acquired, redeemed, or paid at maturity, the same shall forthwith be canceled and destroyed by the Trustee. If such Bond is so destroyed, the Trustee shall deliver its certificate of destruction to the Issuer.

                                   ARTICLE III

                      AUTHENTICATION AND DELIVERY OF BONDS

         SECTION 3.01. BONDS EQUALLY AND RATABLY SECURED. The aggregate principal amount of Bonds which may be executed by the Issuer and authenticated by the Trustee and delivered from time to time and secured by this Indenture is not limited except as is or may be provided in this Indenture or as may be limited by the Act and applicable law. All Bonds issued and to be issued hereunder are, and are to be, to the extent provided in this Indenture, equally and ratably secured by this Indenture without preference, priority or distinction on account of the actual time or times of the authentication or delivery or maturity of the Bonds, so that, subject as aforesaid, all Bonds at any time outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture and shall all be equally and ratably secured hereby with like effect as if they had all been executed, authenticated and delivered simultaneously on the date hereof, whether the same or any of them shall actually be disposed of at such date, or whether they, or any of them, shall be disposed of at some future date, or whether they, or any of them, shall have been authorized to be executed, authenticated and delivered under Section 3.02 of this Indenture or may be authorized to be executed, authenticated and delivered hereafter pursuant to the provision of this Indenture.

         SECTION 3.02. PROVISIONS FOR ISSUANCE OF SERIES 2004 BONDS. The Series 2004 Bond in the aggregate principal amount of up to $60,000,000, being the first Series of Bonds issued under this Indenture, shall forthwith be executed by the Issuer and delivered to the Trustee for authentication, provided, the Trustee shall not authenticate the Series 2004 Bonds unless and until the Trustee shall have received the following:

         (a) a copy of the resolution or resolutions adopted by the Issuer authorizing the execution and delivery of the Loan Agreement and this Indenture and the sale, issuance and delivery of the Series 2004 Bonds, duly certified by the Secretary, under its corporate seal, to have been duly adopted by the Issuer and to be in full force and effect on the date of such certification;

         (b) an original executed counterpart of the Loan Agreement, this Indenture and the Series 2004 Note;

         (c) an original executed direction to the Trustee on behalf of the Issuer and signed by the Executive Director and by the Secretary to authenticate and deliver the Series 2004 Bonds to the purchasers therein identified upon payment to the Trustee, but for the account of the Issuer, of a sum specified in such direction (such proceeds shall be paid over to the Trustee and deposited in the manner provided herein);

         (d) an original executed counterpart of an opinion of counsel for the Company, addressed to the Issuer and the Trustee and Bond Counsel, subject to standard assumptions and qualifications of counsel for the Company, with respect to the due organization and existence in good standing of the Company; its qualification to do business and its good standing under the laws of the State of Mississippi; its power to execute, deliver and perform its obligations under the Loan Agreement, the Series 2004 Note, this Indenture and any other instruments and documents executed and delivered by the Company in connection herewith; the due authorization thereof by all requisite authorizing action on the part of the Company; the due execution and delivery thereof on the part of the Company; the execution and delivery of the Loan Agreement and the Series 2004 Note; and the performance of the obligations of the Company thereunder have not resulted and will not result in a violation of the articles of incorporation of the Company or its by-laws, and the legality, validity and binding effect thereof as obligations of the Company enforceable in accordance with their terms (except to the extent that the validity and enforceability thereof may be limited by bankruptcy, reorganization or similar laws limiting the enforceability of creditors' rights generally and except that no opinion need be expressed as to the availability of any discretionary equitable remedies);

         (e) an original executed counterpart of an approving opinion of Bond Counsel with respect to the validity of the Series 2004 Bonds.

         SECTION 3.03.   PROVISIONS FOR ISSUANCE OF ADDITIONAL BONDS.

         (a) Subsequent to the authentication, issuance and delivery of the Series 2004 Bonds, and in accordance with Section 2.05 hereof, one or more Series of Additional Bonds may be authenticated by the Trustee and delivered upon original issuance for the purpose of providing funds to (1) complete payment of the Cost of the Project, (2) pay the Cost of (i) enlargements, improvements or extensions to any buildings included in the Project and/or (ii) additions to or replacement of the items of Equipment as the Company may deem desirable, or (3) pay the Cost of additional facilities relating to the Project.

         (b) The Issuer may execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver, such Additional Bonds to the purchaser or purchasers thereof, provided that, prior to such authentication and delivery, there shall have been delivered to the Trustee:

               1. a copy of the resolution or resolutions adopted by the Issuer authorizing such Additional Bonds and the execution and delivery by the Issuer of a Supplemental Indenture providing for the terms and conditions upon which such Bonds are to be issued, duly certified by the Secretary under its corporate seal, to have been duly adopted by the Issuer and to be in full force and effect on the date of such certification, together with an executed counterpart of said Supplemental Indenture;

               2.   a copy, certified by the Secretary as described in paragraph
(b)(1) hereinabove, of the resolution or resolutions adopted by the Issuer authorizing the execution and delivery by the Issuer of any agreement which is necessary to amend the Loan Agreement and to provide for an additional promissory note of the Company to (A) increase or adjust the payments to be made under the Loan Agreement to an amount sufficient to pay, as and when the same mature or become due, the principal of and interest and premium, if any, on all outstanding Bonds, including such Additional Bonds (except to such extent as the same may be payable out of moneys then in the Bond Fund or otherwise on deposit with the Trustee in accordance with this Indenture), (B) include as part of the Project all machinery, equipment, facilities, land and rights in land to be financed by the issuance and sale of such Additional Bonds and (C) make such other revisions to the Loan Agreement as are necessitated by the issuance of such Additional Bonds; provided, however, that such other revisions shall not prejudice the rights of the Registered Owners of outstanding Bonds as granted them under the terms of this Indenture, together with a duly executed counterpart of such amendatory agreement;

               3. an original executed statement by the Company (A) approving the issuance and delivery of such Additional Bonds and (B) certifying that the Company is not then in default under the Series 2004 Note or the Loan Agreement;

               4. copies, duly certified by the Secretary, of any approvals required under the Act for the issuance of such Additional Bonds;

               5. an original executed opinion of Bond Counsel, addressed to the Trustee and the Issuer, to the effect that all of the conditions precedent to the issuance of such Additional Bonds set forth in this Indenture, the Supplemental Indenture and the Act have been satisfied;

               6. an original executed direction to the Trustee on behalf of the Issuer and signed by the Executive Director and the Secretary to authenticate and deliver such Additional

Bonds to the purchaser therein identified upon payment to the Trustee, but for the account of the Issuer, a sum specified in such direction plus accrued interest on such Additional Bonds to the date of delivery, if any;

               7. the original executed consents to the issuance of such Additional Bonds required by Section 2.05 hereof.

         The proceeds of such Additional Bonds shall be deposited with and held and disbursed by the Trustee as provided in the Supplemental Indenture providing for such Additional Bonds.

         SECTION 3.04. PROVISIONS FOR ISSUANCE OF REFUNDING BONDS. After being provided with the consent of the Senior Notes Trustee, the Issuer, if and to the extent authorized by law, in addition to the Bonds authorized to be executed, authenticated and delivered pursuant to the other provisions of this Article III, may execute and deliver to the Trustee, and the Trustee shall thereupon authenticate and deliver to or upon the written order of the President or the Executive Director, Additional Bonds for the purpose of refunding all or any part of the Bonds of any one or more Series issued under the provisions of this Indenture and then outstanding, but only upon the receipt by the Trustee in addition to the items required under Section 3.03 of this Indenture, of:

         (a) a copy of a resolution or resolutions adopted by the Issuer describing the Series of Bonds to be refunded and authorizing all necessary action in connection with the refunding thereof pursuant to the provisions of this Indenture, certified by the Secretary under its corporate seal to have been duly adopted by the Issuer and to be in full force and effect on the date of such certification;

         (b) evidence in the form of an affidavit of publication satisfactory to the Trustee that notice of redemption of the Bonds to be redeemed has been published or given as provided in this Indenture, or that provisions satisfactory to the Trustee have been made for the publication or giving of such notice; and

         (c) either (1) moneys in an amount sufficient to effect payment at the applicable redemption price of those Bonds, if any, to be redeemed or of the principal amount of those Bonds, if any, to be paid at maturity, together with accrued interest on such Bonds to the redemption or maturity date, which moneys shall be held by the Trustee or the Paying Agent in a separate account irrevocably in trust for and assigned to the respective Registered Owners of the Bonds to be refunded, or (2) Government Obligations in such principal amounts, of such maturities, bearing such interest, and otherwise having such terms and qualifications, as shall be necessary to comply with the provisions of Section
14.02 of this Indenture, and any moneys required pursuant to said Section, which securities and moneys shall be held in trust and used only as provided in said Section.

         SECTION 3.05. LIMITED OBLIGATIONS. The Series 2004 Bonds, premium, if any, together with the interest thereon, are limited obligations of the Issuer and shall not constitute a debt, liability or general obligation of the State or any political subdivision thereof (other than the Issuer) or a pledge of the faith and credit of the State or any political subdivision thereof (other than the Issuer). The Series 2004 Bonds are payable solely by the Issuer from the Revenues and other funds and collateral pledged hereunder and under the Loan Agreement. Neither the Issuer, the State, nor any other political subdivision thereof, shall be obligated to pay the Bonds, premium, if any, or the interest thereon or other costs incident thereto except from the Revenues pledged by the Issuer or other monies held hereunder for such purpose. No member or officer of the board of directors of the Issuer nor any person executing the Series 2004 Bonds shall be liable personally on the Series 2004 Bonds by reason of the issuance thereof. The Issuer has no taxing powers.

                                   ARTICLE IV

                     CONSTRUCTION AND ACQUISITION OF PROJECT

         SECTION 4.01. COVENANT TO PROCEED WITH REASONABLE DISPATCH. Pursuant to the provisions of the Loan Agreement, the Company will covenant to complete the Project with reasonable dispatch.

         SECTION 4.02. COVENANT TO COMPLY WITH LAWS. Pursuant to the provisions of the Loan Agreement, the Company will covenant that in the acquisition, construction, equipping and installation of the Project it will comply in all material respects with all applicable requirements of the laws of the State and with all applicable lawful requirements of any agency, board or commission created under the laws of the State or of any other duly constituted public authority with respect to the Project.

                                    ARTICLE V

                                CONSTRUCTION FUND

         SECTION 5.01. ESTABLISHMENT OF CONSTRUCTION FUND. There is hereby created and established with the Trustee a fund designated as the "Mississippi Business Finance Corporation--Premier Entertainment Biloxi LLC Construction Fund". The Construction Fund shall consist of the Trustee Disbursement Account and the Company Direct Disbursement Account. Pursuant to the provisions of
Section 2.02(a) hereof, proceeds of the sale of the Series 2004 Bonds shall be caused to be paid from time to time to the Trustee and deposited into the appropriate account of the Construction Fund. If, with regard to the sale of any Additional Bonds, there is any interest accrued on such Series of Bonds to the date of their delivery to the initial purchasers thereof, such amounts shall be deposited by the Trustee in the Bond Fund hereinafter created and established. The Trustee shall have authority to disburse amounts on deposit in the Trustee Disbursement Account of the Construction Fund and the Company shall have authority to disburse amounts on deposit in the Company Direct Disbursement Account in accordance with the provisions of Section 5.03 hereof. Payments of amounts to be disbursed by the Trustee may be made by check or wire sent by the Trustee as directed in the applicable requisition submitted by the Authorized Company Representative. Amounts to be disbursed by the Company from the Company Direct Disbursement Account shall be made by check, signed by an Authorized Company Representative.

         SECTION 5.02. HELD IN TRUST. The moneys in the Construction Fund, until applied in payment of any item of the Cost of the Project, shall be held in trust by the Trustee and, pending such application, shall be subject to a lien and charge in favor of the Registered Owners of the Bonds and for the further security of such Registered Owners until disbursed as herein provided.

         SECTION 5.03. USE OF MONEYS. The Trustee shall make payments from the Trustee Disbursement Account in the Construction Fund and the Company shall make payments from the Company Direct Disbursement Account in the Construction Fund, in each event, to pay the Cost of the Project in accordance with the provisions of this Section 5.03. The Company may not reimburse itself or an Affiliate for amounts previously paid by the Company or an Affiliate for Costs of the Project from the Company Direct Disbursement Account. Such reimbursements must be paid by the Trustee from the Trustee Disbursement Account.

         (a) Payments from the Trustee Disbursement Account.

               (1) The Trustee shall make payments from the Trustee Disbursement Account in the Construction Fund to pay the Costs of the Project upon receipt by the Trustee of original executed requisitions (upon which both the Trustee and the Issuer may conclusively rely and shall be protected in relying) signed by an Authorized Company Representative, stating with respect to each payment to be made: (i) the requisition number, (ii) the name and address of the person to whom payment is due or, in the event such payment is to reimburse the Company for expenses previously paid by the Company, the name and the address of the person to whom payment previously has been made, (iii) the amount to be paid, (iv) that there has been no Event of Default (as defined in the Loan Agreement) by the Company under the Loan Agreement, and (v) that each obligation, item of cost or expense mentioned therein has been properly incurred, is a proper charge against the Construction Fund and has not been the basis of any previous disbursement. The requisition shall be substantially in the form of Exhibit D attached to the Loan Agreement.

               (2) Each requisition shall be accompanied by copies of invoices (evidencing payment, if such requisition is for reimbursement to the Company for amounts previously paid by the Company) or other documentation supporting the payment of Costs of the Project.

         (b)   Payments from the Company Direct Disbursement Account.

               (1) The Company shall draw on moneys in the Company Direct Disbursement Account in the Construction Fund by check signed by an Authorized Company Representative payable only to a vendor or contractor providing services or materials constituting a Cost of the Project.

               (2) Not later than the 10th calendar day of each month, the Company will provide the Trustee with executed requisitions relating to each check which the Company had drawn on the Company Direct Disbursement Account in the Construction Fund pursuant to Section 5.03(b)(1) during the preceding month, in the same form as set forth in Section 5.03(a)(1), together with appropriate attachments as set forth in Section 5.03(a)(2).

               (3) The Trustee shall have no express or implied liability for the Company's compliance with the requirements pertaining to the draws made from the Company Direct Disbursement Account.

         SECTION 5.04. RETENTION OF REQUISITIONS. For seven (7) years from the date thereof the Trustee shall retain in its possession all requisitions or copies thereof received by it as in this Indenture required, subject to the inspection of the Issuer, its agents and representatives, the Company, and the Registered Owners and their representatives at all reasonable times at the Corporate Trust Office.

         SECTION 5.05. COMPLETION OF PROJECT. Upon the Completion Date or completion of any enlargements, improvements or extensions thereof or completion of any additional facilities for which Bonds shall be issued, the Trustee shall be furnished with the certificate of an Authorized Company Representative described in Section 3.05 of the Loan Agreement.

         SECTION 5.06. DISPOSITION OF SURPLUS FUNDS. If any moneys remain in either account in the Construction Fund (including investment earnings therein) after the Term Note Date and after payment of all costs then due and payable, such moneys (except for amounts retained in the Construction Fund for payment of Costs of the Project incurred but not then due and payable) shall be used to redeem a portion of the Bonds in the manner provided in Section 2.03 herein; provided, however, that such redemption shall not require the prior written consent of the Senior Notes Trustee.

                                   ARTICLE VI

                                    BOND FUND

         SECTION 6.01. ESTABLISHMENT OF BOND FUND. There is hereby created and established with the Trustee a fund designated as the "Mississippi Business Finance Corporation--Premier Entertainment Biloxi LLC Bond Fund". There shall be deposited into the Bond Fund as and when received: (a) all loan payments specified in Section 4.02 of the Loan Agreement and all payments made on the Series 2004 Note; (b) any amounts to be deposited in the Bond Fund pursuant to the provisions of a Supplemental Indenture; (c) all moneys received to effect any redemption of Bonds pursuant to Section 2.03 of this Indenture; and (d) all other moneys received by the Trustee that are required under or pursuant to any of the provisions of the Loan Agreement, the Series 2004 Note or the Indenture to be paid into the Bond Fund. In addition, there shall be deposited into the Bond Fund from the proceeds of the sale of any Additional Bonds, immediately upon the receipt thereof, the amount of accrued interest on such Additional Bonds, if any. The Issuer hereby covenants and agrees that so long as any of the Bonds issued hereunder are outstanding, it will deposit or cause to be deposited in the Bond Fund sums, but only from the Revenues or other moneys or securities available therefor, sufficient to meet and pay promptly the principal, premium, if any, and interest on the Bonds as the same become due and payable.

         SECTION 6.02. FLOW OF FUNDS. To the extent moneys are available in the Bond Fund, the Trustee shall in the order provided below, withdraw from the Bond Fund and apply such moneys on or before each date on which principal, premium, if any, and interest is due for any Series of Bonds, an amount which will be sufficient to pay the principal, premium, if any, and interest on such Series of Bonds which will become due on each such date to the Registered Owners of the Bonds.

         Moneys in the Bond Fund shall be held in trust for the Registered Owners of the Bonds and, except as otherwise expressly provided herein, shall be used solely for the payment of the interest on the Bonds and for the payment of principal of and the premium, if any, on the Bonds upon maturity, whether stated or accelerated, or upon mandatory or optional redemption.

         The Issuer hereby authorizes and directs the Trustee, and the Trustee hereby agrees, to withdraw and make available at the principal office of the Paying Agent sufficient funds from the Bond Fund to pay the principal of, premium, if any, and interest on the Bonds upon maturity, whether stated or accelerated, or upon mandatory or optional redemption.

         Any amounts remaining in the Bond Fund after payment in full of the Bonds and all other amounts required to be paid under this Indenture or the Loan Agreement, shall be paid to the Company upon the expiration or sooner cancellation or termination of the term of the Loan Agreement as provided in the Loan Agreement.

         Notwithstanding the above, if the Bondholder provides a certificate to the Trustee to the effect that the Bondholder has received payment of the principal of and interest on the Bonds as the same becomes due, no additional amounts shall be required to be paid by the Company to the Trustee for deposit into the Bond Fund.

                                   ARTICLE VII

                      SECURITY FOR AND INVESTMENT OF MONEYS

         SECTION 7.01. SECURITY. All moneys from time to time received by the Trustee and held in any fund created under this Indenture shall be held in trust by the Trustee for the benefit of the Registered Owners from time to time of the Bonds entitled to be paid therefrom, subject to the provisions of Section 11.04 hereof and any other provisions of this Indenture. The initial Registered Owner of the Series 2004 Bonds will pledge the Series 2004 Bonds to the Senior Notes Trustee as security for the payment of the Senior Notes.

         SECTION 7.02. INVESTMENT OF FUNDS. So long as the Bonds are outstanding and there is no default under the Loan Agreement, moneys on deposit to the credit of the Construction Fund or the Bond Fund shall, if requested by the Company in accordance with Section 3.08 of the Loan Agreement, be invested by the Trustee, to the extent permitted by law, in any Investment Securities. In the absence of the direction of an Authorized Company Representative, the Trustee shall invest any monies on deposit under this Indenture in investments described in paragraph (g) of the definition of Investment Securities. Such investments shall have maturity dates, or shall be subject to redemption by the Trustee, at the option of the Trustee, on or prior to the dates the moneys invested therein will be needed for the purposes of such funds. The Trustee may make such investments utilizing the services of any qualified, duly licensed securities agent or broker of its choice including the investment or bond department of the Trustee.

         The securities purchased with the moneys in each such fund shall be deemed a part of such fund. The interest, including realized interest on securities purchased at a discount, received on all such securities (after deduction for accrued interest, commissions, if any, and premium paid from such fund at time of purchase) shall be deposited by the Trustee in the fund from which such investment was made. The Trustee shall not be liable or responsible for any loss resulting from any such investment or resulting from the redemption, sale or maturity of any such investment as authorized pursuant to this Section 7.02. If at any time it shall become necessary that some or all of the securities purchased with the moneys in any such fund be redeemed or sold in order to raise moneys necessary to comply with the provisions of this

Indenture, the Trustee shall effect such redemption or sale, employing, in the case of a sale, any commercially reasonable method of effecting the same.

         SECTION 7.03. TRANSFER OF BALANCE. Any balance in any of the Funds created under this Indenture or otherwise held by the Trustee after all the Bonds, premium, if any, together with the interest thereon, have been paid in full or provision for such payment has been made in accordance with Section
14.02 of this Indenture and all amounts due to the Trustee, Paying Agent and the Issuer have been paid, shall be paid over to the Company.

         SECTION 7.04. ACKNOWLEDGMENT OF SECURITY INTEREST AND CONTROL. Pursuant to this Indenture, the Issuer has pledged to and created in favor of the Trustee a security interest in and to the proceeds of the Series 2004 Bonds (subject to provisions pertaining to the use thereof set forth herein and in the Loan Agreement so long as no Event of Default has occurred and is continuing) and in and to all funds and accounts held by the Trustee under this Indenture, including, without limitation, the Construction Fund, the Bond Fund, the Company Direct Disbursement Account and the Trustee Disbursement Account. All cash, Revenues, Investment Securities, Government Obligations, instruments, investments, securities entitlements and other securities at any time held in any fund created under this Indenture or held by the Trustee pursuant to the terms of this Indenture shall constitute collateral security for the payment and performance by the Issuer of its obligations and shall at all times be subject to the control of the Trustee, in trust, for the purposes of and on the terms set forth in this Indenture.

         SECTION 7.05. CONTROL OF SECURITIES ACCOUNTS. The Issuer and the Trustee agree that (a) the Trustee is a "securities intermediary" within the meaning of Section 8-102(14) of the UCC with respect to Investment Securities and other "financial assets" within the meaning of Section 8-102(a)(9) of the UCC (the "Financial Assets") from time to time on deposit in any Account or otherwise in the possession of the Trustee under this Indenture; (b) each Account maintained pursuant to this Indenture is and will be maintained as a "securities account" within the meaning of Section 8-501 of the UCC; (c) the Issuer is an "entitlement holder" within the meaning of Section 8-102(a)(7) of the UCC in respect of the Financial Assets credited to any Account created pursuant to this Indenture; (d) all Financial Assets in registered form or payable to or to the order of and credited to any Account shall be registered in the name of, payable to or to the order of, or specially endorsed to, the Trustee or in blank and held by the Trustee; and (e) in no case will any financial asset credited to any securities account be registered in the name of, payable to or to the order of, or specially endorsed to the Issuer except to the extent the foregoing have been specially endorsed to the Trustee or indorsed in blank. If at any time the Trustee, in its capacity as securities intermediary, shall receive an entitlement order (i.e. an order directing transfer or redemption of any financial asset relating to any Account) or any instruction (within the meaning of Section 9-104 of the UCC, i.e., an instruction directing the disposition of funds in any Account) originated by the Trustee for the benefit of the Registered Owners from time to time of the Bonds, the Trustee shall comply with such entitlement order or instruction without further consent by the Issuer or any other person. The Financial Assets in any Account shall not be subject to deduction, set-off, banker's lien or any other right, including such rights which may be held by the Trustee in its capacity as securities intermediary, and the Trustee shall not grant, permit or consent to any other lien, right or interest in the Financial Assets. Except for compensation to be paid to the Trustee pursuant to Section 11.04 of this Indenture, the Trustee subordinates and waives all claims of the Trustee (acting in its capacity as securities intermediary within the meaning of Section 8-102 of the UCC) in any Account created under this Indenture to the prior lien and security interest granted for the benefit of the Registered Owners of the Bonds.

         SECTION 7.06. CONTROL OF DEPOSIT ACCOUNTS. Until this Indenture terminates in accordance with the terms hereof, the Trustee shall have "control" within the meaning of Section 9-104 of the UCC of any deposit accounts created pursuant to this Indenture. Funds shall be disbursed or paid from deposit accounts strictly in accordance with the terms of this Indenture. The Issuer and the Trustee agree that this Indenture is the only agreement executed by the parties in which any right, title, interest, claim or lien has been or will be created in any deposit account to be established pursuant to this Indenture. Except for compensation to be paid to the Trustee pursuant to Section 11.04 of this Indenture, the Trustee subordinates and waives all claims of the Trustee (acting it is capacity as bank within the meaning of Section 9-102 of the UCC) in any deposit account created under this Indenture to the prior lien and security interest of granted for the benefit of the Registered Owners of the Bonds.

         SECTION 7.07.   TRUSTEE'S UCC JURISDICTION. All references in this
Article VII to the "UCC" shall mean the Uniform Commercial Code in effect in the State of Mississippi. . Regardless of any election or choice of law in this Indenture or any other agreement related to the Series 2004 Bonds, the Trustee's jurisdiction and the jurisdiction of the Trustee as depository shall be deemed the State of Mississippi for purposes of Section 9-304 (b)(2) of the UCC, and the respective jurisdiction of the Trustee and LaSalle Bank National Association as securities intermediary shall be deemed the State of Mississippi for purposes of Section 8-110(e) (2) of the UCC.

                                  ARTICLE VIII

                               REDEMPTION OF BONDS

         SECTION 8.01. METHOD OF REDEMPTION. Any redemption of all or any part of the Bonds which are subject to redemption shall be made in the manner provided in this Article VIII.

         SECTION 8.02. NOTICE OF REDEMPTION. The Company shall give written notice of any optional redemption to the Trustee at least 45 days prior to the redemption date (which notification may be waived by the Trustee); provided, that with respect to the Series 2004 Bonds, the Company shall not exercise its option to redeem the Series 2004 Bonds unless it has first received the written approval of the Senior Notes Trustee or unless such redemption is expressly permitted under the terms of the Senior Notes Indenture. In the case of any redemption, the Trustee shall give notice to the Registered Owner(s) in its own name or in the name of the Issuer, as hereinafter provided in this Section 8.02, that Bonds of a particular Series and maturity date identified by serial and/or CUSIP numbers have been called for redemption and, in the case of Bonds to be redeemed in part only, the portion of the principal amount thereof that has been called for redemption (or if all the outstanding Bonds are to be redeemed, so stating, in which event such serial numbers may be omitted), that they will be due and payable on the date fixed for redemption (specifying such date) upon surrender thereof at the Corporate Trust Office, at the applicable Redemption Price (specifying such price), that all interest on the Bonds, or portions thereof, so to be redeemed will cease to accrue on and after such date and that the Registered Owners thereof are required to surrender such Bonds on or before the date fixed for redemption.

         In case, by reason of the suspension of or irregularities in regular mail service, it shall be impractical to mail to the Registered Owners of registered Bonds notice of any event when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         To the extent applicable, such notice may be conditioned upon the deposit of sufficient moneys to effect such redemption at or prior to the date fixed for redemption and if such moneys are not deposited, said Bonds shall continue to be outstanding under this Indenture and not subject to redemption pursuant to said notice.

         SECTION 8.03. PAYMENT OF REDEEMED BONDS. If notice of redemption has been given as provided in Section 8.02 of this Indenture, the Bonds or portions thereof called for redemption shall be due and payable on the date fixed for redemption at the Redemption Price. Payment of the Redemption Price shall be made by the Trustee upon surrender of such Bonds. The Redemption Price shall be paid out of the Bond Fund. The expense of giving notice and any other expenses of redemption shall be paid by the Company. If there shall be called for redemption less than the principal amount of a registered Bond, the Issuer shall execute and deliver and the Trustee shall authenticate, upon surrender of such Bond, and without charge to the Registered Owner thereof, at the option of the Registered Owner, registered Bonds of like Series and maturity date for the unredeemed portion of the principal amount of the registered Bond so surrendered.

         From and after the date fixed for redemption designated in such notice (deposit of the Redemption Price having been made with the Trustee and notice having been given or waived), notwithstanding that any Bonds so called for redemption in whole or in part shall not have been surrendered for cancellation, no further interest shall accrue upon the principal of any of the Bonds or portions thereof so called for redemption; and such Bonds or portions thereof so to be redeemed shall cease to be entitled to any lien, benefit or security under this Indenture, and the Registered Owners thereof shall have no rights in respect of such Bonds or portions thereof except to receive payment of the Redemption Price thereof.

                                   ARTICLE IX

                       PARTICULAR COVENANTS OF THE ISSUER

         SECTION 9.01. PAYMENT OF BONDS. The Issuer will promptly pay from the Revenues and other funds and collateral pledged hereunder the principal of, premium, if any, and the interest on every Bond issued under and secured by this Indenture at the places, on the dates and in the manner specified in this Indenture and in said Bonds according to the true intent and meaning thereof.

         SECTION 9.02. MAINTAIN ITS EXISTENCE. The Issuer will at all times maintain its existence and will use its best efforts to maintain, preserve and renew all its rights, powers, privileges and franchises; and it will cause the Company to covenant to comply with all valid acts, rules, regulations, orders and directions of any legislative, executive, administrative or judicial body applicable to the Project or the Project Site.

         SECTION 9.03. PAYMENTS UNDER LOAN AGREEMENT; NO AMENDMENT TO LOAN AGREEMENT WITHOUT CONSENT. So long as any of the Bonds are outstanding, the Issuer will require the Company to pay, or cause to be paid, all the payments and other costs and charges payable by the Company under the Loan Agreement. The Loan Agreement may not be amended, changed, modified, altered or terminated without the prior written consent of the Issuer, the Senior Notes Trustee (unless such amendment is expressly permitted under the terms of the Senior Notes Indenture) and the Registered Owners of at least sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the Series 2004 Bonds then outstanding; provided, that no such amendment, change, modification, alteration or termination will reduce the percentage of the aggregate principal amount of outstanding Bonds the consent of the Registered Owners of which is a requirement for any such amendment, change, modification, alteration or termination. No amendment, change, modification, alteration or termination of the Loan Agreement shall be made other than pursuant to a written instrument signed by the Issuer and the Company. The Loan Agreement may be amended, changed, modified, altered or terminated without the consent of the Registered Owners of outstanding Bonds to provide necessary changes in connection with the issuance of Additional Bonds.

         The Issuer will require the Company to make the payments due under the Loan Agreement and to observe faithfully all of its covenants and agreements under the Loan Agreement; and, in case the Company shall fail to make such payments or observe said covenants and agreements, the Issuer will institute and prosecute all such legal proceedings as may be appropriate for the protection of the Registered Owners of the Bonds. The Loan Agreement specifically provides that the rights of the Company under the Loan Agreement are subject to the lien and rights, remedies and powers of the Trustee under this Indenture.

         SECTION 9.04. FURTHER DOCUMENTS. The Issuer covenants that it will from time to time execute and deliver such further instruments and take such further action as may be reasonable and as may be required to carry out the purpose of this Indenture; provided, however, that no such instru ments or actions shall pledge the faith and credit or taxing power of the State, or any political subdivision or public corporation of the State.

         SECTION 9.05. PAYMENT OF TAXES AND ASSESSMENTS; COMPLIANCE WITH REGULATIONS; NO CREATION OF LIENS OR CHARGES. The Issuer will: (a) pay or make provision for payment of, or cause the Company to pay or make provision for payment of, all lawful taxes and assessments, including income, profits, property or excise taxes, if any, or other municipal or governmental charges lawfully levied or assessed by the federal, state or municipal government upon the Issuer with respect to or upon the Project or the Project Site or any part thereof or upon any payments in respect thereof under the Loan Agreement when the same shall become due and (b) not create or suffer to be created any lien or charge upon the payments in respect to the Loan Agreement or the Series 2004 Note; provided, however, that nothing in this Section 9.05 contained shall require the Issuer or the Company to pay any tax or assessment, observe or comply with any requirement or pay or cause to be discharged or make provision for any such lien or charge so long as the validity thereof shall be contested in good faith by appropriate legal proceedings duly prosecuted or there shall have been provided a bond satisfactory to the Trustee to discharge such lien or charge.

         SECTION 9.06. EXTENSION OF PAYMENT OF BONDS. In order to prevent any accumulation of claims for interest after maturity, the Issuer will not directly or indirectly extend or assent to the extension of time of payment of any claims for interest on any of the Bonds and will not directly or indirectly be a party to or approve any such arrangement by purchasing or funding such claims for interest or in any other manner. In case any such claim for interest shall be extended or funded in violation of this Section 9.06, such claim for interest shall not be entitled, in case of any default under this Indenture, to the benefit or security of this Indenture except subject to the prior payment in full of the principal of and premium, if any, on all Bonds issued and outstanding under this Indenture, and of all claims for interest which shall not have been so extended or funded.

                                    ARTICLE X

                              DEFAULTS AND REMEDIES

         SECTION 10.01. EVENTS OF DEFAULT. In case one or more of the following events, in this Indenture referred to as the "Events of Default", shall happen and be continuing for no less than five (5) days, that is to say, if

         (a) payment of the principal of, premium, if any, or interest on the Bonds shall not be made when the same shall become due and payable; or

         (b) an "event of default" occurs and is continuing under the Loan Agreement or the Series 2004 Note; or

         (c) the Issuer shall fail to observe or perform in any material way any covenant, condition, agreement or provision contained in the Bonds or in this Indenture on the part of the Issuer to be performed other than those set forth in (a) and (b) of this Section 10.01, and such failure shall continue for sixty (60) days after written notice specifying such failure and requiring the same to be remedied shall have been given to the Issuer and the Company by the Trustee, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the holders of not less than sixty-six and two-thirds percent (66_%) in aggregate principal amount of all Bonds then outstanding; or

         (d) The Senior Notes Trustee shall notify the Trustee that there exists an event of default under the Senior Notes Indenture; then, if the Trustee shall have first received the written consent of all of the holders of the Bonds to such declaration, the Trustee shall, by written notice given to the Issuer and the Company by the Trustee, declare the principal of all Bonds then outstanding to be due and payable immediately, and upon such declaration the said principal, together with interest accrued thereon, shall become due and payable immediately at the place of payment provided in the said notice.

         The Trustee may, with the consent of the holders of all of the Bonds then outstanding, waive any Event of Default hereunder and its consequences and may rescind and annul any declaration of maturity of principal of the Bonds.

         SECTION 10.02. TRUSTEE'S ENFORCEMENT OF RIGHTS OF ISSUER. In any case in which under the provisions of Section 10.01 of this Indenture the Trustee has the right or is required to declare the principal of all Bonds then outstanding to be due and payable immediately, or when the Bonds by their terms mature (upon redemption or otherwise) and are not paid, the Trustee, as the assignee and pledgee of all the right, title and interest of the Issuer in and to the Loan Agreement, may enforce each and every right granted to the Issuer under the Loan Agreement and this Indenture except those rights specifically retained by the Issuer. The Bonds have been pledged by the Purchaser, as holder of the Bonds, to the Senior Notes Trustee to secure payment of the Senior Notes. Until such security interest is released in accordance with the Senior Notes Indenture, only the Senior Notes Trustee, as secured party, shall have the right to declare the principal of all Bonds due and payable immediately under Section 10.01 or to otherwise vote or consent to any other action under this Indenture where the vote or consent of the holders (or requisite number of Registered Owners) of the Bonds is required. The Trustee acknowledges that the Purchaser, has granted a first priority security interest in the Bonds in favor of the Senior Notes Trustee, and agrees that (i) it holds the Bonds as agent for the Senior Notes Trustee and (ii) it shall not deliver the Bonds to any other person or entity without the prior written consent of the Senior Notes Trustee.

         SECTION 10.03. PROCEEDINGS BY TRUSTEE. Upon the happening and continuance of any Event of Default, then and in every such case the Trustee in its discretion may, and upon the written request of the Registered Owners of at least sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the Bonds then outstanding, and upon receipt of indemnification satisfactory to it, shall:

         (a) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Registered Owners and require the Issuer or the Company to carry out any agreements with or for the benefit of the Registered Owners and to perform its or their duties under the Act, the Loan Agreement and this Indenture;

         (b)   bring suit upon the Bonds;

         (c) by action or suit in equity require the Issuer to account as if it were the trustee of an express trust for the Registered Owners of the Bonds;

         (d) by action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Registered Owners of the Bonds; or

         (e)   exercise any and all rights available under law.

         SECTION 10.04. EFFECT OF DISCONTINUANCE OR ABANDONMENT. In case any proceeding taken by the Trustee on account of any default shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Trustee and the Registered Owners shall be restored to their former positions and rights under this Indenture, respectively, and all rights, remedies and powers of the Trustee shall continue as though no such proceeding had been taken. No waiver or rescission shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

         SECTION 10.05. RIGHTS OF REGISTERED OWNERS OF THE BONDS. Anything in this Indenture to the contrary notwithstanding, upon the happening and continuance of any Event of Default the Registered Owners of not less than sixty-six and two thirds percent (66_%) in aggregate principal amount of the Bonds then outstanding shall have the right upon providing the Trustee security and indemnity reasonably satisfactory (in the Trustee's sole discretion) to it against the costs, expenses and liabilities to be incurred therein or thereby, by an instrument in writing executed and delivered to the Trustee, to direct the method and place of conducting all remedial proceedings to be taken by the Trustee under this Indenture.

         SECTION 10.06. RESTRICTION ON REGISTERED OWNERS' ACTION. No Registered Owner of any of the Bonds shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of any trust under this Indenture, or any other remedy under this Indenture or on said Bonds, unless such Registered Owner previously shall have given to the Trustee written notice of an Event of Default as hereinabove provided after the right to exercise such powers or rights of action, as the case may be, shall have accrued, and shall have afforded the Trustee a reasonable opportunity either to proceed to exercise the powers in this Indenture granted, or to institute such action, suit or proceeding in its or their name; nor unless there also shall have been offered to the Trustee security and indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee shall not have complied with such request within a reasonable time; and such notification, request and offer of indemnity are hereby declared in every such case to be conditions precedent to the execution of the trusts of this Indenture or for any other remedy under this Indenture; it being understood and intended that no one or more Registered Owners of the Bonds secured by this Indenture shall have any right in any manner whatever by his or their action to affect, disturb or prejudice the security of this Indenture, or to enforce any right under this Indenture or under the Bonds, except in the manner in this Indenture provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner in this Indenture provided and for the equal benefit of all Registered Owners of outstanding Bonds. Notwithstanding the foregoing provisions of this Section 10.06 or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay, but solely from the Revenues and other funds and collateral pledged under this Indenture, the principal of and premium, if any, and interest on the Bonds to the respective Registered Owners thereof at the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such Registered Owners to enforce such payment.

         SECTION 10.07. POWER OF TRUSTEE TO ENFORCE. All rights of action under this Indenture or under any of the Bonds secured by this Indenture which are enforceable by the Trustee may be enforced by them without the possession of any of the Bonds, or the production thereof at the trial or other proceedings relative thereto, and any such suit, action or proceedings instituted by the Trustee shall be brought in its name, as trustee, for the equal and ratable benefit of the Registered Owners of the Bonds subject to the provisions of this Indenture.

         SECTION 10.08. REMEDIES NOT EXCLUSIVE. No remedy in this Indenture conferred upon or reserved to the Trustee or to the Registered Owners of the Bonds is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given under this Indenture or now or hereafter existing at law or in equity or by statute.

         SECTION 10.09. EFFECT OF WAIVER. No delay or omission of the Trustee or of any Registered Owner of the Bonds to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default, or an acquiescence therein; and every power and remedy given by this Article X to the Trustee and to the Registered Owners of the Bonds, respectively, may be exercised from time to time and as often as may be deemed expedient.

         SECTION 10.10. APPLICATION OF MONEYS. All moneys received by the Trustee under this Article X shall be applied as follows:

         FIRST -- To the payment of Administration Expenses;

         SECOND-- To the payment of the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto;

         THIRD -- To the payment to the persons entitled thereto of the unpaid principal of and premium, if any, on any of the Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest on the principal of such Bonds accruing from the respective dates upon which they became due, to the extent permitted by law, at the rate per annum borne by any Bonds issued under this Indenture and then outstanding and, if the amount available shall not be sufficient to pay in full Bonds and premium, if any, due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto;

         FOURTH -- To be held for the payment to the persons entitled thereto as the same shall become due of the principal of and premium, if any, and interest on the Bonds which may thereafter become due either at maturity or upon call for redemption prior to maturity and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with interest and premium, if any, then due and owing thereon, payment shall be made ratably according to the amount of principal due on such date to the persons entitled thereto;

         FIFTH -- To the Company, any remaining amounts.

         Whenever moneys are to be applied pursuant to the provisions of this
Section 10.10, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be the next succeeding Payment Date) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give, by mailing, pursuant to Section
15.05 hereof, such notice of the deposit with it of any such moneys and of the fixing of any such date.

                                   ARTICLE XI

                             CONCERNING THE TRUSTEE

         SECTION 11.01. APPOINTMENT AND ACCEPTANCE OF DUTIES. The Trustee hereby accepts and agrees to the trusts hereby created, but only upon the additional terms set forth in this Article XI, to all of which the Issuer agrees and the respective Registered Owners of the Bonds, by their purchase and acceptance thereof, agree.

         SECTION 11.02. RESPONSIBILITIES. The recitals, statements and representations in this Indenture or in the Bonds contained, save only the Trustee's certificate of authentication upon the Bonds, shall be taken and construed as made by and on the part of the Issuer, and not by the Trustee, and the Trustee does not assume, and shall not have, any responsibility or obligation for the correctness of any hereof or thereof. The Trustee shall have no responsibility for any funds other than those funds actually paid to or received or held by it hereunder. The Trustee shall pay to the Issuer the Issuer's Administration Expenses immediately upon receipt of such amounts from the Company. The Trustee need perform only those duties that are set forth in this Indenture and no others.

         SECTION 11.03. POWERS. The Trustee may execute any of the trusts or powers of this Indenture and perform the duties required of it under this Indenture by or through attorneys, agents, receivers, or employees, and shall be entitled to obtain and rely on advice of counsel concerning all matters of trust and its duties under this Indenture and the Trustee shall not be answerable for the default or misconduct of any such attorney, agent, receiver, or employee selected by it with reasonable care. The Trustee shall not be answerable for the exercise of any discretion or power under this Indenture or for anything whatever in connection with the trusts in this Indenture created, except only for its own misconduct or negligence.

         SECTION 11.04. COMPENSATION. The Company shall pay to the Trustee reasonable compensation for all services rendered by it under this Indenture and also all its reasonable expenses, charges and other disbursements and those of its attorneys, agents, receivers and employees incurred in and about the administration and execution of the trusts by this Indenture created and the performance of its powers and duties under this Indenture.

         SECTION 11.05. NO DUTY TO MAINTAIN INSURANCE. The Trustee shall be under no duty to effect or to renew any policies of insurance or under any liability for the failure of the Issuer or the Company to effect or renew insurance; or to report or file claims or proofs of loss for any loss or damage insured against or which may occur; nor shall the Trustee be liable as an insurer.

         SECTION 11.06. NOTICE OF EVENT OF DEFAULT. The Trustee shall not be required to take notice, or to be deemed to have notice, of any default or Event of Default under this

Indenture other than a default or Event of Default under Section 10.01(a) of this Indenture, unless specifically notified in writing of such default or Event of Default by the Registered Owners of at least sixty-six and two-thirds percent (66 2/3%) in aggregate principal amount of the Series 2004 Bonds then outstanding. The Trustee may, however, at any time, in its discretion, require of the Issuer full information and advice as to the performance of any of the covenants, conditions and agreements contained in this Indenture.

         SECTION 11.07. ACTION UPON DEFAULT. The Trustee shall be under no obligation to take any action in respect of any default or Event of Default or otherwise, or toward the execution or enforcement of any of the trusts by this Indenture created (with the exception of any actions required to be taken under Section 11.20 hereof and under Section 10.01 hereof to accelerate the payment of the Bonds, or to institute, appear in or defend any suit or other proceeding in connection therewith), unless requested in writing so to do by Registered Owners of the requisite number of Bonds then outstanding as provided in Article X, and if in its opinion such action may tend to involve it in expense or liability, unless furnished, from time to time as often as it may require, with reasonable security and indemnity satisfactory to it (in its sole discretion); but the foregoing provisions are intended only for the protection of the Trustee, and shall not affect any discretion or power given by any provisions of this Indenture to the Trustee to take action in respect of any default or Event of Default without such notice or request from the Registered Owners of the Bonds, or without security or indemnity.

         SECTION 11.08. LIMITATION OF LIABILITY. The Trustee shall be protected and shall incur no liability in acting or proceeding in good faith upon any resolution, notice, telegram, request, consent, waiver, certificate, statements, affidavit, voucher, bond, requisition or other paper or document which it shall in good faith believe to be genuine and to have been authorized or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of this Indenture, and the Trustee shall be under no duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument, but may accept and rely upon the same as conclusive evidence of the truth and accuracy of such statements. The Trustee shall not be bound to recognize any person as a Registered Owner of any Bond or to take any action at his request unless evidence satisfactory to the Trustee of the ownership of such Bond shall be furnished to the Trustee. The Trustee shall not be responsible for any contamination or pollution concerns on the Project or Project Site.

         SECTION 11.09. OWNERSHIP OF BONDS. The Trustee and any bank or trust company in common control with the Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds issued under and secured by this Indenture, and may join in or take any action which any Registered Owner may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee and any bank or trust company in common control with the Trustee, as principal or agent, may also engage in or be interested in any financial or other transaction with the Issuer or the Company, and may act as depository, trustee, or agent for any committee or body of Registered Owners of the Bonds issued under or secured by this Indenture or other obligations of the Issuer as freely as if it were not Trustee under this Indenture.

         SECTION 11.10. NO DUTY TO INVEST. The Trustee shall be under no liability for interest upon any moneys which it may at any time receive under any of the provisions of this Indenture, except (a) to the extent it fails to comply with Section 7.02 of this Indenture, or (b) such as it may agree in writing with the Issuer or the Company to pay thereon.

         SECTION 11.11. CONSTRUCTION OF PROVISIONS OF INDENTURE. The Trustee may, in reliance upon opinion of counsel, construe any of the provisions of this Indenture insofar as the same may appear to be ambiguous or inconsistent with any other provision thereof, and any construction of any such provisions of this Indenture by the Trustee in good faith shall be binding upon the Registered Owners. The Trustee may consult with its counsel with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in accordance therewith.

         SECTION 11.12. RESIGNATION. The Trustee may at any time and for any reason resign and be discharged of the trusts created by this Indenture by executing an instrument in writing resigning such trust and specifying the date when such resignation shall take effect, and filing the same with the Secretary of the Issuer not less than thirty (30) days before the date specified in such instrument when such resignation shall take effect. Such resignation shall take effect on the day specified in such instrument and notice, unless a successor Trustee shall not have been previously appointed and accepted such appointment as hereinafter in this Article XI provided, in which event such resignation shall take effect immediately on the appointment of and acceptance by such successor Trustee.

         SECTION 11.13. REMOVAL. The Trustee at any time and for any reason may be removed by an instrument or instruments in writing appointing a successor filed with the Trustee so removed and executed by the Registered Owners of at least sixty-six and two thirds percent (66 2/3%) in aggregate principal amount of the Bonds then outstanding.

         SECTION 11.14. APPOINTMENT OF SUCCESSOR TRUSTEE. In case at any time the Trustee shall resign, or shall be removed, or be dissolved, or if its property or affairs shall be taken under the control of any state or federal Court or administrative body because of insolvency or bankruptcy, or for any other reason, a vacancy shall forthwith and ipso facto exist in the office of Trustee, a successor may be appointed by the Registered Owners of at least sixty-six and two thirds percent (66 2/3%) in aggregate principal amount of the Bonds then outstanding, by an instrument or instruments in writing filed with the Secretary of the Issuer, signed by such Registered Owners or by their attorneys-in-fact duly authorized in writing and consented to in writing by the Senior Notes Trustee. Copies of each instrument shall be promptly delivered by the Issuer to the predecessor Trustee and to the Trustee so appointed.

         Until a successor Trustee shall be appointed by the Registered Owners, the Issuer, by an instrument authorized by resolution, shall appoint a Trustee to fill such vacancy. Any new Trustee so appointed by the Issuer shall immediately and without further act be superseded by a Trustee appointed by the Registered Owners.

         SECTION 11.15. SUCCESSOR TRUSTEE. Every successor in the trust hereunder appointed pursuant to Section 11.14 of this Indenture shall be a bank organized and doing business under the laws of the United States of America or any state or territory thereof with trust powers, having combined capital and surplus of at least $50,000,000 and consented to in writing by the Senior Notes Trustee.

         SECTION 11.16. FAILURE TO APPOINT A SUCCESSOR TRUSTEE. In case at any time the Trustee shall resign and no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Article XI prior to the date specified in the notice of resignation as the date when such resignation shall take effect, the Trustee or the Registered Owner of any

Bond may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

         SECTION 11.17. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor Trustee appointed under this Article XI shall execute, acknowledge and deliver to the Issuer an instrument accepting such appointment under this Indenture, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become duly vested with all the estates, property, rights, powers, trusts, duties and obligations of its predecessor in the trust under this Indenture, with like effect as if originally named Trustee in this Indenture. Upon the written request of such successor Trustee, the Trustee ceasing to act and the Issuer shall execute and deliver an instrument transferring to such successor Trustee all the estates, property, rights, powers and trusts under this Indenture of the Trustee so ceasing to act, and the Trustee so ceasing to act shall pay over to the successor Trustee all moneys and other assets at the time held by it under this Indenture.

         Any Trustee ceasing to act shall nevertheless retain a lien upon all property and funds held or collected by such Trustee to secure any amount then due it pursuant to the provisions of Section 11.04 of this Indenture.

         SECTION 11.18. MERGER OR CONSOLIDATION. Any corporation or association into which any Trustee under this Indenture may be merged or with which it may be consolidated, or any corporation or association resulting from any merger or consolidation to which any Trustee under this Indenture shall be a party, or any corporation or association to which any Trustee under this Indenture may transfer substantially all of its assets, shall be the successor Trustee under this Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything in this Indenture to the contrary notwithstanding.

         SECTION 11.19. ACTION UPON EVENT OF DEFAULT. Notwithstanding any other provisions of this Article XI, the Trustee shall, provided it is indemnified to its satisfaction, except as provided in Section 11.07 hereof, during the existence of an Event of Default actually known to the Trustee, exercise such of the rights and powers vested in it by this Indenture and use the same degree of skill and care in their exercise as a prudent man would use and exercise under the circumstances in the conduct of his own affairs provided, however, that the liability of the Trustee shall only be to the extent provided in Section 11.03.

         SECTION 11.20. NOTICE OF OCCURRENCE OF EVENT OF DEFAULT. Upon the occurrence of an Event of Default actually known to the Trustee, the Trustee shall, within thirty (30) days of such Event of Default becoming known to the Trustee give written notice thereof by first class mail, postage prepaid, as provided in Section 15.05 of this Indenture to each Registered Owner of Bonds then outstanding at his last address appearing upon the Bond Register and the Company, unless such Event of Default shall have been cured before the giving of such notice.

         SECTION 11.21. INTERVENTION BY TRUSTEE. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of Registered Owners of the Bonds, the Trustee may in its own name and as trustee of an express trust intervene on behalf of the Registered Owners of the Bonds and shall, upon receipt of indemnity satisfactory to it, do so if requested in writing by the Registered

Owners of at least twenty-five percent (25%) in aggregate principal amount of the Bonds then outstanding if permitted by the court having jurisdiction in the premises.

         SECTION 11.22. APPOINTMENT AND ACCEPTANCE OF PAYING AGENT. The Trustee is hereby appointed and does hereby accept its appointment as Paying Agent for the Series 2004 Bonds. The Issuer may at any time or from time to time appoint one or more other Paying Agents for the Series 2004 Bonds or any other Bonds, in the manner and subject to the conditions set forth in Section 11.23 of this Indenture for the appointment of a successor Paying Agent. Each Paying Agent (other than the Trustee) shall signify its acceptance of the duties and obligations imposed upon it by written instrument of acceptance deposited with the Issuer and the Trustee.

         SECTION 11.23. RESIGNATION OR REMOVAL OF PAYING AGENT; APPOINTMENT OF SUCCESSOR. Any Paying Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least sixty (60) days written notice to the Issuer and the Trustee. Any Paying Agent may be removed at any time by an instrument filed with such Paying Agent and the Trustee and signed by the Issuer. Any successor Paying Agent shall be appointed by the Issuer, with the prior written approval of the Trustee, the Company and the Senior Notes Trustee and shall be a bank or trust company duly organized under the laws of the United States of America or any state or territory thereof, having a capital stock and surplus aggregating at least $50,000,000, and willing and able to accept the office on reasonable and customary terms and authorized by law to perform all the duties imposed upon it by this Indenture.

         In the event of the resignation or removal of any Paying Agent, such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or to the Trustee. In the event that for any reason there shall be a vacancy in the office of any Paying Agent, the Trustee shall act (or continue to act, as the case may be) as such Paying Agent.

         SECTION 11.24. TRUST ESTATE MAY BE VESTED IN SEPARATE OR CO-TRUSTEE. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State) denying or restricting the right of banking corporations or associations to transact business as a trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, the Loan Agreement or the Series 2004 Note, and in particular in case of the enforcement of any of them, either on default, or in case the Trustee, in reliance upon an opinion of counsel, deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The following provisions of this Section 11.24 are adopted to these ends:

         (a) In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

         (b) Should any deed, conveyance or instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

         (c) In case any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting, resign, be removed or be dissolved, or shall be in the course of dissolution or liquidation, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

                                   ARTICLE XII

                EXECUTION OF INSTRUMENTS BY REGISTERED OWNERS AND
                           PROOF OF OWNERSHIP OF BONDS

         SECTION 12.01. EXECUTION OF INSTRUMENTS; PROOF OF OWNERSHIP. Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by Registered Owners may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Registered Owners in person or by agent appointed by an instrument in writing. Proof of the execution of any such instrument and of the ownership of Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and any Paying Agent with regard to any action taken, suffered or omitted by any of them under such instrument if made in the following manner:

         (a) The fact and date of the execution by any Person of any such instrument may be proved by the certificate of any officer in any jurisdiction who, by the laws thereof, has power to take acknowledgments within such jurisdiction, to the effect that the Person signing such instrument acknowledged before him the execution thereof, or by an affidavit of a witness to such execution.

         (b) The fact of the holding of Bonds under this Indenture by any Registered Owner and the serial numbers of such Bonds and the date of his holding the same shall be proved by the Bond Register.

         Nothing contained in this Article XII shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters in this Article XII stated which to it may deem (in its sole discretion) sufficient. Any request or consent of the Registered Owner of any Bond shall bind every future Registered Owner of the same Bond and any Bond or Bonds issued in exchange or substitution therefor or upon the registration of transfer thereof in respect of anything done by the Trustee in pursuance of such request or consent.

                                  ARTICLE XIII

              MODIFICATION OF INDENTURE AND SUPPLEMENTAL INDENTURES

         SECTION 13.01. SUPPLEMENTAL INDENTURES WITH CONSENT OF THE COMPANY BUT WITHOUT CONSENT OF REGISTERED OWNERS. Subject to the conditions and restrictions in this Indenture contained, the Issuer, when the execution thereof is consented to in writing by the Company may, without the consent of the Registered Owners, enter into a Supplemental Indenture or Supplemental Indentures with the Trustee (other than with respect to Sections 10.01, 13.01 and 13.02) which thereafter shall form a part of this Indenture, for any one or more of the following purposes:

         (a) to cure any ambiguity or to cure, correct or supplement any inconsistent provision contained in this Indenture or in any Supplemental Indenture;

         (b)   to assign additional revenues under this Indenture;

         (c) to accept additional security and instruments and documents of further assurance with respect to the Project;

         (d) to add to the covenants, agreements and obligations of the Issuer under this Indenture, other covenants, agreements and obligations to be observed for the protection of the Registered Owners, or to surrender or limit any right, power or authority reserved to or conferred upon the Issuer in this Indenture, including without limitation, the limitation of rights of redemption so that in certain instances Bonds of different Series will be redeemed in some prescribed relationship to one another for the protection of the Registered Owners of a particular Series of Bonds;

         (e) to evidence any succession to the Issuer and the assumption by its successor of the covenants, agreements and obligations of the Issuer under this Indenture, the Loan Agreement and the Bonds;

         (f) to make necessary or advisable amendments or additions in connection with the issuance of Additional Bonds in accordance with Section 3.03 hereof as do not adversely affect the interests of Registered Owners of outstanding Bonds; or

         (g) to permit the Trustee to comply with any obligations imposed upon it by law.

         The provisions of (g) above shall not be deemed to constitute a waiver by the Trustee, the Issuer or any Registered Owner of any right which it may have in the absence of this provision to contest the application of any change in law to this Indenture or the Bonds.

         The Issuer hereby covenants that it will perform all the requirements of any such Supplemental Indenture which may be in effect from time to time; but no restriction or obligation imposed by this Indenture upon the Issuer in respect of any of the Bonds outstanding under this Indenture may, except as otherwise provided in Section 13.03 of this Indenture, be waived or modified by such Supplemental Indenture, or otherwise. Nothing in this Article XIII contained shall affect or limit the right or obligation of the Issuer to execute and deliver to the

Trustee any instrument of further assurance or other instrument which elsewhere in this Indenture it is provided shall be delivered to the Trustee.

         SECTION 13.02. TRUSTEE AUTHORIZED TO ENTER INTO SUPPLEMENTAL INDENTURE. The Trustee is hereby authorized to enter into with the Issuer any Supplemental Indenture authorized or permitted by the terms of this Indenture, and to make the further agreements and stipulations which may be therein contained, and the Trustee, in entering into any Supplemental Indenture, shall be fully protected in relying on an Opinion of Counsel, in form and substance satisfactory to the Trustee, to the effect that such Supplemental Indenture is authorized or permitted by the provisions of this Indenture and is not inconsistent with this Indenture.

         SECTION 13.03. SUPPLEMENTAL INDENTURES WITH CONSENT OF REGISTERED OWNERS OF THE BONDS AND THE COMPANY. Exclusive of Supplemental Indentures to which reference is made in Section 13.01 hereof, any modification or alteration of this Indenture or of the rights and obligations of the Issuer or of the Registered Owners of the Bonds in any particular may be made with the consent of the Company and (a) the Registered Owners of not less than sixty-six and two thirds percent (66 2/3%) in aggregate principal amount of the Bonds then outstanding, or (b) in case less than all of the several Series of Bonds, if any, then outstanding are affected by the modifications or amendments, the Registered Owners of not less than sixty-six and two thirds percent (66 2/3%) in aggregate principal amount of the Bonds of each Series so affected then outstanding; provided, however, that if such modification or amendment will, by its terms, not take effect so long as any Bonds of any specified Series remain outstanding, the consent of the Registered Owners of such Bonds shall not be required and such Bonds shall not be deemed to be outstanding for the purpose of any calculation of outstanding Bonds under this Section 13.03. No such modification or alteration shall be made which will reduce the percentage of aggregate principal amount of Bonds the consent of the Registered Owners of which is required for any such modification or alteration, or permit the creation by the Issuer of any lien prior to or, except to secure Additional Bonds, on a parity with the lien of this Indenture upon the Revenues and other funds and collateral pledged hereunder or which will affect the currency of payment of the principal of, or interest or premium, if any, on, the Bonds.

         For the purposes of this Indenture, a Series shall be deemed to be affected by a modification or amendment of this Indenture if the same adversely affects or diminishes the rights of the Registered Owners of Bonds of such Series. The Trustee shall determine whether or not in accordance with the foregoing provisions Bonds of any particular Series would be affected by any modification or amendment of this Indenture and any such determination shall be binding and conclusive on the Issuer and all the Registered Owners of Bonds.

         For all purposes of this Article XIII, the Trustee shall be entitled to rely upon an Opinion of Counsel with respect to the extent, if any, to which any action affects the rights under this Indenture of any Registered Owners of Bonds then outstanding.

                                   ARTICLE XIV

                                   DEFEASANCE

         SECTION 14.01. DEFEASANCE. When at any time the whole amount of the principal, premium, if any, and the interest so due and payable upon all of the Bonds shall be paid, or provision shall have been made for the payment of the same, together with all other sums payable under this Indenture by the Issuer, and all Administration Expenses shall have been paid or provided for through the deposit with the Trustee of Government Obligations, the principal of and the interest to be earned thereon is sufficient to pay all sums due in respect of the Bonds, then and in that case, this Indenture and the lien created hereby shall be discharged and satisfied and the Issuer shall be released from the covenants, agreements and obligations of the Issuer contained in this Indenture, and the Trustee shall assign and transfer to the Company, all property (in excess of the amounts required for the foregoing) then held by the Trustee (including the Loan Agreement and all payments thereunder and all balances in any fund or account created under this Indenture), free and clear of any encumbrances other than Permitted Encumbrances and shall execute such documents as may be reasonably required by the Company in this regard.

         When all of the Bonds of a particular Series shall have been paid and if, at the time of such payment, the Issuer shall have kept, performed and observed all the covenants and promises in such Bonds of a particular Series and in this Indenture required or contemplated to be kept, performed and observed by the Issuer or on its part on or prior to that time, then this Indenture shall be considered to have been discharged in respect of such Bonds of a particular Series and such Bonds shall cease to be entitled to the lien of this Indenture.

         Notwithstanding the satisfaction and discharge of this Indenture or the discharge of this Indenture in respect of a particular Series of Bonds, the Trustee shall continue to be obligated to hold in trust any moneys or investments then held by the Trustee for the payment of the principal of, premium, if any, and interest on the Bonds, to pay to the Registered Owners of Bonds the funds so held by the Trustee as and when such payment becomes due, and, on written demand of the Company and the Issuer, the Trustee shall assign and transfer to the Company, all property (in excess of the amounts required for the foregoing) then held by the Trustee (including the Loan Agreement and all payments thereunder and all balances in any Fund or account created under this Indenture) and shall execute such documents as may be delivered by the Company in this regard.

         SECTION 14.02. BONDS DEEMED TO HAVE BEEN PAID. Bonds of any one or more Series or interest installments for the payment or redemption of which sufficient moneys shall have been held by the Trustee at the maturity or redemption date thereof shall be deemed to be paid within the meaning and with the effect provided in Section 14.01 of this Indenture. All outstanding Bonds of any one or more Series shall prior to the maturity or redemption date thereof be deemed to have been paid within the meaning and with the effect expressed in
Section 14.01 if (a) in case said Bonds are to be redeemed on any date prior to their maturity, the Issuer shall have given to the Trustee in form satisfactory to the Trustee irrevocable instructions to mail on a date in accordance with the provisions of Section 8.02 hereof notice of redemption of such Bonds on said redemption date, such notice to be given in accordance with the provisions of
Section 8.02 hereof, (b) there shall have been deposited with the Trustee Government Obligations, the principal of and the interest on which when due, and without any reinvestment thereof, will provide moneys which are certified by an independent public accounting firm of nationally recognized standing to be of such maturities or redemption dates and interest payment dates, and to bear such interest, as shall be sufficient to pay when due the principal of and premium, if any, and interest due and to become due on said Bonds on and prior to the redemption date or maturity date thereof, as the case may be, or (c) in the event any of said Bonds are not to be redeemed within the next succeeding sixty
(60) days, the Issuer shall have given the Trustee in form satisfactory to the Trustee irrevocable instructions to mail, as soon as practicable in the same manner as a notice of redemption is mailed pursuant to
Section 8.02 hereof, a notice to the Registered Owners of such Bonds that the deposit required by (b) above has been made with the Trustee and that said Bonds are deemed to have been paid in accordance with this Section 14.02 and stating such maturity or redemption dates upon which moneys are to be available for the payment of the principal of and premium, if any, on said Bonds. Neither the securities deposited with the Trustee pursuant to this Section 14.02 nor principal or interest payments on any such securities shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest on said Bonds; provided that any cash received from such principal or interest payments on such obligations deposited with the Trustee, if not then needed for such purpose, shall, to the extent practicable, and at the direction of the Company be reinvested in Government Obligations maturing at times and in amounts sufficient to pay when due the principal of and premium, if any, and interest to become due on said Bonds on and prior to such redemption date or maturity date thereof, as the case may be, and interest earned from such reinvestments shall be paid over to the Company, as received by the Trustee, free and clear of any trust, lien or pledge.

         Subject to the provisions of Section 11.04 of this Indenture, any release under this Section 14.02 shall be without prejudice to the right of the Trustee to be paid reasonable compensation for all services rendered by it under this Indenture and all its reasonable expenses, charges and other disbursements and those of its attorneys, receivers, agents and employees, incurred on and about the administration of trusts by this Indenture created and the performance of its powers and duties under this Indenture.

                                   ARTICLE XV

                                  MISCELLANEOUS

         SECTION 15.01. DISSOLUTION OF ISSUER. In the event of the dissolution of the Issuer, all the covenants, stipulations, promises and agreements in this Indenture contained, by or on behalf of, or for the benefit of, the Issuer, shall bind or inure to the benefit of the successors of the Issuer from time to time and any officer, board, commission, agency or instrumentality to whom or to which any power or duty of the Issuer shall be transferred.

         SECTION 15.02. PARTIES INTERESTED HEREIN. Except as in this Indenture otherwise specifically provided, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon any Person other than the Company, the Issuer, the Trustee and the Registered Owners of the Bonds issued under this Indenture, any right, remedy or claim under or by reason of this Indenture, this Indenture being intended to be for the sole and exclusive benefit of the Company, the Issuer, the Trustee and the Registered Owners of the Bonds issued under this Indenture.

         SECTION 15.03. SEVERABILITY OF INVALID PROVISIONS. If any clause, provision or section of this Indenture be held illegal or invalid by any court, the invalidity of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof, and this Indenture shall be construed and enforced as if such illegal or invalid clause, provision or section had not been contained herein.

         SECTION 15.04. NO RECOURSE ON BONDS. No covenant or agreement contained in the Bonds or in this Indenture shall be deemed to be the covenant or agreement of any member, agent, attorney or employee of the Issuer in his individual capacity, and neither the members of the Issuer, the attorney for the Issuer, nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

         SECTION 15.05. NOTICE. All notices, certificates, consents, requests or other communications under this Indenture shall be sufficiently given and shall be deemed given, unless otherwise required by this Indenture, when mailed by registered or certified mail, return receipt requested (except as otherwise provided in this Indenture), postage prepaid, addressed as follows:

         If to the Issuer:         Mississippi Business Finance Corporation
                                   735 Riverside Drive
                                   Jackson, Mississippi 39202
                                   Attention: Executive Director

         If to the Company:        Premier Entertainment Biloxi LLC
                                   P.O. Box 268
                                   Biloxi, Mississippi 39533-0268
                                   Attention: Chief Financial Officer

         If to the Trustee:        Standard Federal-Corporate and Institutional
                                   Trust, a division of LaSalle Bank National
                                   Association
                                   2600 West Big Beaver
                                   Troy, Michigan 48048
                                   Attention: Corporate Trust Department

provided, however, all notices to Registered Owners shall be given by first class mail, postage prepaid, to each Registered Owner of Bonds then outstanding at his last address appearing upon the Bond Register. If requested by such other parties, a duplicate copy of each notice, certificate, request or other communication given under this Indenture to the Issuer, the Company or the Trustee shall also be given to the others. The Company, the Issuer and the Trustee may, by notice given under this Section 15.05, designate any further or different addresses to which subsequent notices, certificates, requests or other communications shall be sent.

         SECTION 15.06. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counter parts shall together constitute but one and the same instrument.

         SECTION 15.07. GOVERNING LAW. This Indenture shall be governed as to validity, construction and performance by the laws of the State of Mississippi. Regardless of any provision in any other agreement, for purposes of the UCC, with respect to each Account, Mississippi shall be deemed to be the bank's jurisdiction (within the meaning of Section 9-304 of the UCC) and the securities intermediary's jurisdiction (within the meaning of Section 8-110 of the UCC). The Accounts shall be governed by the laws of the State of Mississippi.

         SECTION 15.08 REFERENCES TO SENIOR NOTES. All references in this Indenture to the Senior Notes, the Senior Notes Indenture and to any rights of the Senior Notes Trustee shall be effective only so long as any Senior Notes remain outstanding under the Senior Notes Indenture. Upon the payment of all of the Senior Notes in accordance with the provisions of the Senior Notes Indenture, all such references and all such rights shall be deemed null and void.

                                   ARTICLE XVI

                                    BOND FORM

         SECTION 16.01. BOND FORM. The Series 2004 Bonds to be issued under this Indenture, the form of Assignment, the provisions for registration and the Trustee's Certificate of Authentication to be endorsed thereon are to be in substantially the following form, respectively, with necessary and appropriate variations, omissions and insertions as permitted or required by this Indenture:

THIS BOND HAS NOT BEEN REGISTERED UNDER FEDERAL OR STATE SECURITIES LAWS, AND WAS ACQUIRED BY THE REGISTERED OWNER PURSUANT TO A REPRESENTATION THAT SUCH OWNER WAS ACQUIRING SUCH BOND FOR INVESTMENT. EXCEPT WITH RESPECT TO THE PLEDGE REFERENCED IN THE NEXT SUCCEEDING PARAGRAPH, THIS BOND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE BONDS UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED THEREUNDER.

THIS BOND HAS BEEN PLEDGED BY PREMIER FINANCE BILOXI CORP., THE INITIAL HOLDER THEREOF, TO STANDARD FEDERAL-CORPORATE AND INSTITUTIONAL TRUST, A DIVISION OF LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THAT CERTAIN TRUST INDENTURE BY AND AMONG PREMIER ENTERTAINMENT BILOXI LLC, PREMIER FINANCE BILOXI CORP. AND STANDARD FEDERAL-CORPORATE AND INSTITUTIONAL TRUST, A DIVISION OF LASALLE BANK NATIONAL ASSOCIATION, DATED AS OF ____________ TO SECURE PAYMENT OF THE SENIOR NOTES ISSUED THEREUNDER.

                            UNITED STATES OF AMERICA
                              STATE OF MISSISSIPPI
                    MISSISSIPPI BUSINESS FINANCE CORPORATION

                INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 2004
                   (PREMIER ENTERTAINMENT BILOXI LLC PROJECT)

               INTEREST RATE                      MATURITY DATE

                    4%                           JANUARY 1, 2014


REGISTERED OWNER:

PRINCIPAL SUM:   AMOUNTS SHOWN ON GRID ATTACHED HERETO, BUT NOT MORE THAN SIXTY
                 MILLION DOLLARS ($60,000,000)

         The Mississippi Business Finance Corporation, constituting a public corporation of the State of Mississippi (the "Issuer"), for value received, hereby promises to pay solely from the sources specified herein to the Registered Owner or registered assigns, on January 1, 2014 (unless redeemed prior thereto as provided herein), the aggregate unpaid principal amount disbursed as shown on the grid attached hereto (the "Grid"), but not more than Sixty Million Dollars ($60,000,000), together with interest on the outstanding principal amount from and including the date such amount is disbursed as set forth on the Grid, payable on each Payment Date (as hereinafter defined).

         From the Initial Closing Date until the maturity of this Series 2004 Bond, this Series 2004 Bond shall bear interest on the principal amount hereof which has been disbursed pursuant to the provisions of Section 3.03 of the Loan Agreement and which remains outstanding at a rate equal to four percent (4%) per annum. Interest shall be calculated on the basis of the actual number of days elapsed for a year having 360 days.

         Interest on the outstanding principal amount of this Series 2004 Bond shall be paid on each Payment Date through and including the final maturity date.

         All payments shall be applied first to accrued interest and then to the outstanding principal of this Bond.

         The final maturity date of this Series 2004 Bond shall be January 1, 2014 (the "Final Maturity Date"), and all outstanding principal plus accrued interest shall be due and payable on such date.

         "Payment Date" means, as to the Series 2004 Bonds, the Final Maturity Date and any other date on which principal is payable pursuant to the redemption provisions of Section 2.03 of the Indenture, and as to any other Series of Bonds, each date designated as a Payment Date in the applicable Supplemental Indenture.

         "Term Note Date" shall mean the earlier of (i) January 1, 2007, or (ii) the date on which the Company submits the Completion Certificate to the Trustee in accordance with the provisions of the Loan Agreement.

         The principal amount of this Series 2004 Bond shall be issued from time to time upon the submission of requisitions by the Company to the Trustee pursuant to the provisions of Section 5.03 of the Indenture and Section 3.03 of the Loan Agreement.

         This Bond represents a part of the issue of bonds of the Issuer designated as "Mississippi Business Finance Corporation Industrial Development Revenue Bonds, Series 2004 (Premier Entertainment Biloxi LLC Project)" (the "Series 2004 Bonds") issued in the aggregate principal amount of up to $60,000,000 under and pursuant to the Constitution and laws of the State of Mississippi, particularly Title 57, Chapter 10, Article 7, of the Mississippi Code of 1972, as amended and as supplemented (the "Act"), and under and secured by a Trust Indenture between the Issuer and the Trustee (as hereinafter defined), dated as January 1, 2004 (hereinafter, together with any and all indentures supplementary thereto and amendatory thereof called the "Indenture"). This Bond is issued for the purpose of, and the proceeds will be used for, financing the cost of a "business enterprise" (as defined in the Act), by Premier Entertainment Biloxi LLC (the "Company") under and pursuant to a Loan Agreement between the Issuer and the Company dated as of January 1, 2004 (hereinafter, together with any and all amendments thereof, called the "Loan Agreement"), pursuant to which the Company is obligated to make loan payments sufficient to pay the principal of, premium, if any, and interest on this Bond. The obligation to make loan payments is evidenced by a promissory note dated as of the date of the Series 2004 Bonds (the "Series 2004 Note"), executed by the Company. As provided in the Indenture, Additional Bonds (as defined in the Indenture) may be issued in one or more Series for the purpose of financing the completion of such facilities, the cost of enlargements, improvements or expansions of such facilities and the cost of acquisition and installation of additional facilities (such facilities, together with any enlargements, improvements or expansions thereof, and any such additional facilities and real property herein collectively called the "Project").

         Copies of the Indenture, the Loan Agreement and the Series 2004 Note are on file at the Corporate Trust Office of the Trustee and reference is made to the Indenture and the Loan Agreement for the provisions relating, among other things, to the terms and security of the Series 2004 Bonds, the collection and disposition of the revenues and receipts of the Issuer from or in connection with the Project, the custody and application of the proceeds of the Series 2004 Bonds, the rights and remedies of the Registered Owners of the Series 2004 Bonds, the rights, duties and obligations of the Issuer, the Company and the Trustee, and the modification or amendment of any of the foregoing documents.

         The principal of, premium, if any, and interest on the Bonds are payable from moneys deposited in the Bond Fund established pursuant to the Indenture and held by the Trustee.

         The principal of, premium, if any, and interest on this Bond shall be payable in any coin or currency of the United States of America which, at the time of payment is legal tender for the payment of public and private debts and shall be made to the Registered Owner thereof in the case of principal and premium, if any, at the Corporate Trust Office of Standard Federal-Corporate and Institutional Trust, a division of LaSalle Bank National Association, as trustee (the "Trustee") in Troy, Michigan, upon presentation and surrender thereof, and in the case of interest, by mail to the Registered Owner hereof at his address as it appears in the Bond Register at the close of business on the Record Date which shall be the last business day preceding a Payment Date (as defined in the Indenture), by check, or if requested in writing by a Registered Owner who holds Bonds in the amount of at least $500,000 by bank wire or bank transfer as such Registered Owner may specify.

         This Bond and any Additional Bonds issued under and secured by the Indenture are, and are to be secured, to the extent provided in the Indenture, solely by a pledge of the revenues and receipts derived by the Issuer from or in connection with the Project, including payments received under the Loan Agreement and the Series 2004 Note. This Bond, together with the interest hereon, is a limited obligation of the Issuer payable solely from the Revenues (as defined in the Indenture) and other funds and collateral pledged under the Indenture and the Loan Agreement. Neither the State of Mississippi nor any other political subdivision thereof shall be obligated to pay the Bonds or the interest thereon or other costs incident thereto except from the Revenues pledged by the Issuer, and neither the faith and credit nor the taxing power of the State of Mississippi or any political subdivision thereof is pledged to the payment of the principal of, premium, if any, or the interest on, this Bond. The Issuer has no taxing power.

         The transfer of this Bond is registrable, as provided in the Indenture, upon the Bond Register kept for that purpose at the above mentioned office of the Trustee by the Registered Owner hereof in person, or by his attorney duly authorized in writing, upon surrender of this Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the Registered Owner or his attorney duly authorized in writing. The Issuer and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal or premium, if any, hereof and interest due hereon and for all other purposes.

         The Series 2004 Bonds shall be subject to redemption prior to maturity, in accordance with Article II and VIII of the Indenture and subject to the order of payment as set forth in Section 6.02 of the Indenture, and as follows:

         The Series 2004 Bonds are subject to optional redemption in whole or in part on any date at the option of the Company, upon not less than forty-five
(45) days' written notice by the Company to the Trustee (which notification may be waived by the Trustee), at a redemption price for each Series 2004 Bond redeemed equal to the principal amount thereof, plus accrued interest thereon to the date of redemption, without premium.

         Unless the Registered Owners request in writing notification of redemption (not in excess of 30 days), there shall be no required notice of redemption provided to the Registered Owners. If this Bond or any portion hereof shall have been duly called for redemption and payment of the Redemption Price (as defined in the Indenture), together with unpaid interest accrued to the date fixed for redemption, together with all other sums payable under the Indenture and all Administration Expenses (as defined in the Indenture) shall have been made or provided for, all as more fully set forth in the Indenture, interest on this Bond or such portion shall cease to accrue from such date, and, from and after such date this Bond or such portion shall no longer be entitled to any lien, benefit, or security under the Indenture, and the Registered Owners hereof shall have no rights in respect of this Bond or such portion except to receive payment of such Redemption Price and unpaid interest accrued to the date fixed for redemption.

         This Bond shall not be entitled to any benefit under the Indenture or be valid or become obligatory for any purpose until this Bond shall have been authenticated by the execution by the manual signature of a duly authorized officer of the Trustee of the Trustee's certificate of authentication hereon.

         No covenant or agreement contained in this Bond or the Indenture shall be deemed to be a covenant or agreement of any member, agent, or employee of the Issuer in his individual capacity, and neither the members of the Issuer nor any officer thereof executing this Bond shall be liable personally on this Bond or be subject to any personal liability or accountability by reason of the issuance of this Bond.

         It is hereby certified and recited that all conditions, acts and things required by law and the Indenture to exist, to have happened and to have been performed precedent to and in the issuance of this Bond exist, have happened and have been performed in due time, form and manner as required by law and the Indenture, and that the issuance of this Bond and the issue of which it forms a part are within every debt and other limit prescribed by the laws of the State of Mississippi.

         Reference is made to the further provisions of this Bond set forth on the reverse side hereof. Such provisions shall for all purposes have the same effect as if set forth on the face hereof.

         IN WITNESS WHEREOF, the Issuer has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Executive Director and its seal or a facsimile thereof to be impressed, imprinted or otherwise reproduced hereon and attested by the manual or facsimile signature of its Secretary as of the _________ day of ________________________, 2004.

(SEAL)                                    MISSISSIPPI BUSINESS FINANCE
                                          CORPORATION

ATTEST


                                          By:
---------------------------               --------------------------------------
Secretary                                 Executive Director

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This Bond is one of the Mississippi Business Finance Corporation Industrial Development Revenue Bonds, Series 2004 (Premier Entertainment Biloxi LLC Project) described in the within mentioned Indenture.

                                          STANDARD FEDERAL-CORPORATE AND
                                          INSTITUTIONAL TRUST, A DIVISION OF
                                          LASALLE BANK NATIONAL ASSOCIATION, AS
                                          TRUSTEE


                                          By
                                            ------------------------------------
                                            Authorized Representative


Date of Authentication:

                              (Form of Assignment)

                               FOR VALUE RECEIVED

         The undersigned hereby sells, assigns and transfers unto (Please insert name, address and Social Security Number or other identifying number of Assignee)

the within bond of the Mississippi Business Finance Corporation and does hereby constitute and appoint _______________________________ as attorney to transfer the said Bond on the books of the within named Issuer, with full power of substitution in the premises.

Dated:
       ----------------------------

Signature guaranteed


----------------------------------
REGISTERED OWNER
 Insert Social Security Number or Other Tax  NOTICE: Signature(s) to this
 Identification Number of Assignor:          assignment must correspond with the
                                             name(s) of the Registered Owner(s)
                                             as it appears on the face of the
                                             within Bond in every particular,
                                             without alteration or enlargement
                                             or any change whatever and must be
                                             guaranteed by a member firm of the
                                             New York Stock Exchange or a
                                             commercial bank or trust company
                                             who is a member of a Medallion
                                             Signature Guarantee Program.

                             VALIDATION CERTIFICATE

         The issuance of the Bonds of which this Bond is one has been validated and confirmed by decree of the Chancery Court of the First Judicial District of Hinds County, Mississippi, rendered on this ____ day of _____________, 2004.

(SEAL)                                    MISSISSIPPI BUSINESS FINANCE
                                          CORPORATION

                                          By
                                            ------------------------------------
                                              Secretary


                       PRINCIPAL AMOUNT OF BOND PURCHASED

                      Principal Amount
     Date                Purchased                  Signature of Trustee
     ----             ----------------              ---------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

---------------     ---------------------    -----------------------------------

         IN WITNESS WHEREOF, the Mississippi Business Finance Corporation has caused this Indenture to be executed by its Executive Director and its corporate seal to be hereunto affixed, attested by its Secretary, and , as trustee has caused this Indenture to be executed by its duly authorized officer and (if applicable) its corporate seal to be hereunto affixed, attested by its duly authorized officer, all as of the day and year first above written.

(SEAL)                                    MISSISSIPPI BUSINESS FINANCE
                                          CORPORATION

Attest:


/s/ James Vernon Smith, Sr.                By: William T. Barry
---------------------------                  --------------------------
Secretary                                    Executive Director

(SEAL)

                                             U.S. BANK NATIONAL
                                             ASSOCIATION,
                                             AS TRUSTEE, AND ALSO IN ITS
                                             CAPACITY AS SECURITIES
                                             INTERMEDIARY AND BANK.

                                             By /s/ Frank Leslie
                                               ------------------------
                                             Title Vice President
                                                  ---------------------

                            ACKNOWLEDGMENT OF ISSUER

STATE OF MISSISSIPPI           )
                               )ss.
COUNTY OF HINDS                )

         Personally appeared before me, the undersigned authority in and for the said county and state, on this 14th day of January, 2004, within my jurisdiction, the within named William T. Barry and James Vernon Smith, Sr., who acknowledged they are the Executive Director and Secretary, respectively, of the Mississippi Business Finance Corporation, a Mississippi corporation, and that for and on behalf of said corporation, and as its act and deed they executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

                                      /s/ Theresa Boyles Keys
                                     -----------------------------------------
                                     Notary Public

(SEAL)

My Commission Expires:

April 29, 2007
-----------------------

                            ACKNOWLEDGMENT OF TRUSTEE

STATE OF  ILLINOIS                  )
         ----------------------     )ss.
COUNTY OF  COOK                     )
          ---------------------

         Personally appeared before me, the undersigned authority in and for the said county and state, on this 23rd day of January, 2004, within my jurisdiction, the within named Frank P. Leslie and ______________________, who acknowledged they are the Vice President and ___________________________, respectively, of U.S. Bank National Association, a national banking corporation organized and existing under the laws of the United States of America, and that for and on behalf of said banking association and as its act and deed, they executed the foregoing instrument, after first having been duly authorized by said banking association so to do.

                                           /s/ Susan M. Gershak
                                           -------------------------------------
                                           Notary Public

(SEAL)

My Commission Expires:

5/1/2005
----------------------